SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant       ☒

Filed by a Party other than the Registrant       ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

WORLD SURVEILLANCE GROUP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

WORLD SURVEILLANCE GROUP INC.
State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 30, 2013

The Annual Meeting of Stockholders of World Surveillance Group Inc. (“ WSGI ” or the “ Company ”) will be held at the Radisson Resort at the Port, located at 8701 Astronaut Boulevard, Cape Canaveral, Florida 32920, on Tuesday, July 30, 2013 at 10:00 a.m., local time, to consider and act upon each of the following matters, as more fully described in the accompanying proxy statement (the “ Proxy Statement ”):

1.	To elect the two members named in the Proxy Statement to the Board of Directors to serve for three-year terms as Class III Directors.

2.	To approve the Amended and Restated Certificate of Incorporation of the Company which increases the authorized common stock of the Company from 750,000,000 to 1,000,000,000 shares.

3.	To approve the 2013 Equity Compensation Incentive Plan.

4.	To vote on a nonbinding advisory resolution approving the Company’s executive compensation.

5.	To vote on a nonbinding advisory resolution establishing the frequency of the advisory vote on executive compensation.

6.	To ratify the appointment of the Company’s independent registered public accounting firm, Rosen Seymour Shapss Martin & Company LLP.

7.	To transact such other business as may properly come before the meeting and any adjournments thereof.

 Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on June 3, 2013, the record date fixed by the Board of Directors for such purpose.

 You are cordially invited to attend the Annual Meeting in person. To ensure that your vote is counted at the Annual Meeting, however, please vote as promptly as possible.

By Order of the Board of Directors

Barbara M. Johnson
Secretary

Kennedy Space Center, Florida
June 11, 2013

Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to ensure that your vote is counted at the Annual Meeting. No postage need be affixed if the proxy is mailed in the United States. If you receive the proxy materials by mail or email, you may rather choose to vote via the Internet using either a computer or a smartphone, in person or by telephone. Please refer to the enclosed Proxy Statement for instructions on how to vote your shares.

PROXY STATEMENT FOR

2013 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

Compensation Committee Interlocks and Insider Participation	19

Certain Relationships and Related Transactions	19

PROPOSAL II – TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY WHICH INCREASES THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 750,000,000 TO 1,000,000,000 SHARES	19

Purposes and Effects of the Amended and Restated Certificate of Incorporation	20

PROPOSAL III – TO APPROVE THE 2013 EQUITY COMPENSATION INCENTIVE PLAN	21

Purposes of the Plan	22

Summary of Plan	23

Federal Income Tax Consequences	25

PROPOSAL IV – TO VOTE ON A NONBINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION	27

PROPOSAL V – TO VOTE ON A NONBINDING ADVISORY RESOLUTION ESTABLISHING THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	28

PROPOSAL VI – TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP	28

Independent Registered Public Accounting Firm for Fiscal Year 2013	28

Principal Accountant Fees and Services	29

Fees for Services	29

Audit Committee Pre-Approval Policy	29

OTHER MATTERS	29

Expenses and Solicitation	29

Section 16(a) Beneficial Ownership Reporting Compliance	29

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting	29

WORLD SURVEILLANCE GROUP INC.
State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 30, 2013

June 11, 2013

GENERAL INFORMATION

Why am I receiving these Proxy Materials?

The Company has made these Proxy Materials (as defined below) available to you on the Internet or, upon your request, has delivered printed versions of these Proxy Materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting to be held on Tuesday, July 30, 2013 at 10:00 a.m., Eastern Standard Time, and at any postponement(s) or adjournment(s) thereof. These Proxy Materials were first sent or given to stockholders on June 11, 2013. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement as promptly as possible to ensure that your vote is counted at the Annual Meeting. The Annual Meeting will be held at the Radisson Resort at the Port located at 8701 Astronaut Boulevard, Cape Canaveral, Florida 32920.

Why did I receive a notice in the mail regarding the Internet availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “ SEC ”), the Company has elected to provide access to its Proxy Materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “ Notice ”) to the Company’s stockholders. All stockholders will have the ability to access the Proxy Materials on the website referred to in the Notice or to request to receive a printed set of the Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive Proxy Materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the Proxy Materials on the Internet to help reduce the environmental impact of its annual meetings.

What is included in these materials?

These Proxy Materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on March 29, 2013 (the “ Annual Report ” and together with the Proxy Statement, the “ Proxy Materials ”).

If you requested printed versions of these Proxy Materials by mail, these Proxy Materials also include the proxy card or vote instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

Shareholders will vote on six items at the Annual Meeting:

•	To elect the two members named in the Proxy Statement to the Board of Directors to serve for three-year terms as Class III Directors (Proposal I);

•	To approve the Amended and Restated Certificate of Incorporation of the Company which increases the authorized common stock of the Company from 750,000,000 to 1,000,000,000 shares (Proposal II);

•	To approve the 2013 Equity Compensation Incentive Plan (Proposal III);

•	To vote on a nonbinding advisory resolution approving the Company’s executive compensation (Proposal IV);

•	To vote on a nonbinding advisory resolution establishing the frequency of the advisory vote on executive compensation (Proposal V); and

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•	To ratify the appointment of the Company’s independent registered public accounting firm, Rosen Seymour Shapss Martin & Company LLP (Proposal VI).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the nominees to serve as Class III Directors (Proposal I);

•	“FOR” Proposals II, III, IV and VI; and

•	“FOR” having the advisory vote approving the Company’s executive compensation every year.

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815. The Company’s main telephone number is (321) 452-3545.

What is the Company’s fiscal year?

The Company’s fiscal year ends on December 31. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s fiscal calendar.

I share an address with another shareholder, and we received only one paper copy of the Proxy Materials. How may I obtain an additional copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice and, if applicable, the Proxy Materials to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if applicable, the Proxy Materials to any stockholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the Proxy Materials, stockholders may write or call the Company at the following address and telephone number:

World Surveillance Group Inc.

Mail Code: SWC

Kennedy Space Center, FL 32899

Attn: General Counsel

(321) 452-3545

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I get electronic access to the Proxy Materials?

The Notice will provide you with instructions regarding how to:

•	View on the Internet the Company’s Proxy Materials for the Annual Meeting; and

•	Instruct the Company to send future Proxy Materials to you by email.

The Company’s Proxy Materials are also available on the Company’s website at www.wsgi.com/SEC Filings.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Each share of the Company’s Common Stock has one vote on each matter. Only stockholders of record as of the close of business on June 3, 2013 (the “ Record Date ”) are entitled to receive notice of, to attend and to vote at the Annual Meeting. As of April 3, 2013, there were 604,770,863 shares of the Company’s Common Stock issued and outstanding, held of record by 700 stockholders.

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What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer (“AST ”), you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the Proxy Materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the Proxy Materials by mail, you will receive a vote instruction form.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet using either a computer or a smartphone by following the instructions provided in the Notice or the Proxy Materials.

•	By Telephone. If you request copies of the Proxy Materials by mail or email, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the Proxy Materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Please see the proxy for complete instructions on how to vote your shares.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet using either a computer or a smartphone by visiting www.proxyvote.com and entering the control number found in the Notice.

•	By Telephone. If you request copies of the Proxy Materials by mail or email, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the Proxy Materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

Please see the proxy for complete instructions on how to vote your shares.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the Annual Meeting; or

•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions,

then the proxies will vote your shares in the manner recommended by the Board and therefore FOR the nominees to serve as Class III Directors (Proposal I), FOR Proposals II, III, IV and VI, and FOR having the advisory vote approving the Company’s executive compensation every year as presented in this Proxy Statement and as the proxies may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of Rosen Seymour Shapss Martin & Company LLP as the Company’s independent registered public accounting firm (Proposal VI) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal VI. Each of the other Proposals are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on each of the other Proposals.

What is the voting requirement to approve each of the proposals?

For Proposal I, directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting and the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as Class III Directors to each serve a three year term and until his or her successor is duly elected and qualified. Any stockholder submitting a proxy has a right to withhold authority to vote for a nominee by indicating this in the space provided on the proxy.

Approval of Proposal II requires the affirmative vote of a majority of the shares outstanding, in person or by proxy.

Approvals of each of the other Proposals requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting, assuming a quorum is present.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each Proposal, and therefore broker non-votes and abstentions have no effect on the Proposal relating to the election of the Class III Directors. Abstentions, as well as broker non-votes, will not be considered to have been voted for the approval of the Charter (Proposal II) and will have the practical effect of a vote against approval of the Amended and Restated Certificate of Incorporation. In the case of each of the other Proposals, abstentions and broker non-votes have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

What are the effects of the advisory votes on executive compensation and the frequency of future advisory votes on such compensation?

The Company is providing stockholders with the opportunity at the annual meeting to vote on advisory resolutions regarding the compensation of its named executive officers as disclosed in the Company’s Proxy Statement under the heading “Information Concerning Executive Officers,” commonly known as “Say-on-Pay,” and the frequency with which the Company’s stockholders will have future advisory votes on such executive compensation, commonly known as “Say-on-Frequency.”  While the Say-on-Pay and Say-on-Frequency votes are non-binding, and thus advisory in nature, the Company’s Board and Compensation Committee will consider the outcome of the votes when considering future executive compensation arrangements and how frequently to hold Say-on-Pay advisory votes.

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Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to the Company’s General Counsel at State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815 if delivered by hand or courier or Mail Code: SWC, Kennedy Space Center, FL 32899 if mailed.

Who will serve as proxies?

The persons named as proxies, Glenn D. Estrella and Barbara M. Johnson, were selected by the Board and are officers of the Company.

Who will serve as the inspector of election?

A representative from Broadridge Financial Solutions (“ Broadridge ”) will serve as the inspector of election and will tabulate the votes using an automated system. The vote on each matter submitted to the stockholders at the Annual Meeting will be tabulated separately.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses associated with:

•	Forwarding the Notice to beneficial owners;

•	Forwarding printed Proxy Materials by mail to beneficial owners who specifically request them; and

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of the Company’s directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, letter, facsimile or email on the Company’s behalf. The Company may also engage a proxy solicitor to assist in the solicitation of proxies from stockholders.

How can I attend the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders as of the Record Date. Admission to the Annual Meeting will be on a first-come, first-served basis. Please email Barbara Johnson at bjohnson@wsgi.com if you plan to attend. Registration will begin at 9:00 a.m. Eastern Standard Time on the date of the Annual Meeting, and each shareholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. The use of cell phones, smartphones, pagers, cameras, recording and photographic equipment and/or computers is not permitted in the meeting rooms at the Annual Meeting.

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What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2014 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders must be received no later than February 12, 2014. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934 (the “ Exchange Act ”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s General Counsel by mail at Mail Code: SWC, Kennedy Space Center, FL 32899, by facsimile at (321) 452-8965 or by email at bjohnson@wsgi.com.

Requirements for Stockholder Proposals to Be Brought Before the 2014 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2014 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders, must be delivered to the Company’s General Counsel by mail at Mail Code: SWC, Kennedy Space Center, FL 32899, by facsimile at (321) 452-8965 or by email at bjohnson@wsgi.com not earlier than the close of business on January 13, 2014 and not later than the close of business on February 12, 2014. In addition, your notice must set forth the information required by the Company’s by-laws with respect to each director nomination or other proposal that you intend to present at the 2014 annual meeting of stockholders.

If, however, notwithstanding the requirements of the Company’s by-laws, the proposal is brought before the 2014 annual meeting of stockholders, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2014 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal will be marked as received by the Company, it is suggested that stockholders submit their proposals by Certified Mail—Return Receipt Requested.

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OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 3, 2013 by:

•	each person or entity who is known by the Company to beneficially own more than 5% of its Common Stock (based solely on the Company’s review of SEC filings);

•	each of the Company’s directors, nominees to become a director and executive officers named in the Summary Compensation Table (the “Named Executive Officers”); and

•	all of the current directors and executive officers of the Company as a group.

Unless otherwise indicated, the address of each person or entity named in the table is c/o World Surveillance Group Inc., State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815, and each person or entity has sole voting power and investment power (or shares such power with his or her spouse), with respect to all shares of capital stock listed as owned by such person or entity.

The number and percentage of shares beneficially owned is determined in accordance with the rules of the SEC, and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and also any shares of Common Stock underlying options or warrants that are exercisable by that person within 60 days of April 3, 2013. However, the shares of Common Stock underlying such options or warrants exercisable by a person or entity are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. Percentage of beneficial ownership is based on 604,770,863 shares of the Company’s Common Stock outstanding as of April 3, 2013.

	Amount and	Percent of
	Nature of	Common
	Beneficial	Stock
Name of Beneficial Owner	Ownership(1)	Outstanding

Wayne P. Jackson	3,150,000	*
Anita S. Hulo	600,000	*
Kevin S. Pruett	900,000	*
Anthony R. Bocchichio	5,000,000	*
Felicia Hess (2)	27,000,000	4.5
Glenn D. Estrella (3)	33,025,147	5.2
Barbara M. Johnson (3)	20,433,333	3.3
W. Jeffrey Sawyers (3)	9,500,000	1.6
All executive officers and directors as a group (8 persons) (4)	99,608,480	15.2%

*	Less than 1%

(1)	Includes shares of Common Stock which have not been issued but are subject to options and warrants which either are presently exercisable or will become exercisable within 60 days of April 3, 2013, as follows: General Jackson – 150,000 shares; Ms. Hulo – 100,000 shares; Mr. Estrella – 25,872,223 shares; Ms. Johnson – 15,433,333 shares; and Mr. Sawyers – 6,500,000 shares.
(2)	Of the shares owned by Ms. Hess, 7,500,000 are being held in escrow until March 28, 2014 pursuant to a Stock Purchase Agreement and an Escrow Agreement.
(3)	Includes shares of Common Stock that have been issued but are subject to reverse vesting provisions until January 1, 2014, as follows: Mr. Estrella – 5,000,000 shares; Ms. Johnson – 4,000,000 shares; and Mr. Sawyers – 3,000,000 shares.
(4)	This group is comprised of all the Company’s current executive officers and directors. Includes an aggregate of 48,055,556 shares of Common Stock underlying options and warrants that are presently exercisable or will become exercisable within 60 days of April 3, 2013 by the executive officers and directors as a group.

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PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of six members, three of whom are independent, non-employee directors. The Board of Directors is divided into three classes. Each class serves for a term of three years, with the terms of office of the directors in the respective classes expiring in successive years. The present term of the Class III Directors expires at the Annual Meeting. The Board of Directors has nominated Glenn D. Estrella and Anita S. Hulo for re-election as Class III Directors. The Board of Directors knows of no reason why Mr. Estrella and Ms. Hulo should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of some other person(s), or for fixing the number of directors at a lesser number. Each of Mr. Estrella and Ms. Hulo have consented to being named in this Proxy Statement as a nominee to be a Class III Director and to serving in that capacity, if elected. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the two Nominees named in the Proxy Statement.

The Board of Directors unanimously recommends a vote “FOR” the election of each of Glenn D. Estrella and Anita S. Hulo.

The following table sets forth, for each nominee to be elected at the Annual Meeting and for each director whose term of office extends beyond the Annual Meeting, the year the nominee or director was first appointed or elected a director, the principal occupation of the nominee or director during at least the past five years, any other public company boards on which the nominee or director serves or has served in the past five years, the nominee’s or director’s qualifications to serve on the Board and the age of the nominee or director. In addition, included in the information presented below is a summary of each nominee’s or director’s specific experience, qualifications, attributes and skills that led the Board to the conclusion that he or she should serve as a director.

Class III Director Nominees (Terms Expire at 2013 Annual Meeting)

Nominee’s Name and Year	Position and Principal Occupation and Business Experience
First Became Director	During the Past Five Years

Glenn D. Estrella (2010)	Director, President and Chief Executive Officer

Glenn D. Estrella, 50, has served as a Director of the Company since November 2010. In addition, commencing June 2010, Mr. Estrella has served as the Company’s Chief Executive Officer and he was appointed President of the Company in October 2010. Mr. Estrella also serves as a Director of our three wholly owned subsidiaries, Global Telesat Corp. (“GTC”), WSGI Corp., and Lighter Than Air Systems Corp. (“LTAS”). Mr. Estrella served as Chief Financial Officer and Treasurer from June 2010 until February 2011. From 2008 to 2009, Mr. Estrella served as Chief Administrative Officer and Senior Vice President at Fidelity Investments. From 1983 to 2008, Mr. Estrella held a variety of positions at JP Morgan, including Senior Vice President and Head of JP Morgan Chase’s Latin America and Australia Trust Company; Chairman and Chief Executive Officer of JP Morgan Systems and Services Technology; and Global Head of Client Services and Managing Director of JPMorgan Clearance and Agency Company. Prior to that, Mr. Estrella served in several roles at Chase Manhattan Bank.

Mr. Estrella contributes valuable executive and operating experience, in addition to providing global experience turning around businesses by driving profitable growth. For these reasons, we believe Mr. Estrella has the requisite set of skills and experience to serve as a valuable member of our board of directors.

Anita S. Hulo (2011)	Director

Anita S. Hulo, 47, has served as a director of the Company since June 2011. Ms. Hulo has served as general manager of EastCor Engineering, LLC, a small engineering company located in Maryland since June 4, 2007 where she is responsible not only for personnel but all contracts, security and the overall operations of the company. Prior to her position at Eastcor, she was a deputy program director for L-3 Titan Corporation from July 2003 to June 2007. Before L-3, she served 4 years in the US Army where she spent most of her time in leadership roles. While in the Army, she coordinated station briefs and represented the foreign relations office by providing over 350 station overview briefs for individual visitors to include 15 flag officers, and civilian and foreign dignitaries. She directed the operation of 17 parabolic dish antennas and redirected collection posture in response to national and time-sensitive changes in tasking. Before the Army, she directed three outpatient counseling offices in southwest Louisiana. Ms. Hulo has a Bachelors degree in Psychology from the University of Louisiana at Lafayette and a Masters in Technology Management from University of Maryland.

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Ms. Hulo contributes valuable management skills as well as having numerous contacts in the defense and military industries. For these reasons, we believe Ms. Hulo has the requisite set of skills and experience to serve as a valuable member of our board of directors.

Class I Directors (Terms Expire at 2014 Annual Meeting)

Wayne P. Jackson (2009)	Director

Wayne P. Jackson, 83, has served as a Director of the Company since April 2009, and is a member of our Audit and Compensation Committees; General Jackson is the Chairman of our Compensation Committee. Major General Jackson had a 37-year career with the United States Army, Air Force and Navy, retiring from active duty in 1984. During his military career, General Jackson served in various overseas theaters of operations and in a variety of assignments. He commanded Aviation, Civil Affairs, Infantry, Military Intelligence, Signal Corps and Special Forces units, as well as holding two General Office Commands and a position as the Director of Counterintelligence and Security, Headquarters Department of the Army. In addition, General Jackson also served as Chief, Division of Probation Administrative Office of the United States Court, Washington, D.C. General Jackson has been awarded the Parachute Badge, the Expert Infantry Badge and the Master Aviator Badge. His decorations include the Distinguished Service Medal, the Meritorious Service Medal, the Army Commendation Medal and several other military awards and decorations.

General Jackson has remained an active member of the defense and intelligence communities and contributes extensive military industry experience relevant to the needs and requirements for the Company’s products by the Company’s primary initial target customer. For these reasons, we believe General Jackson has the requisite set of skills and experience to serve as a valuable member of our board of directors and its committees on which he serves.

Felicia Hess (2013)	Director

Felicia Hess, 46, has served as a director of the Company since March 2013. In addition, Ms. Hess is the President and a Director of LTAS. Prior to our acquisition, Ms. Hess was the President of Lighter Than Air Systems Corp., a company specializing in advanced custom designed intelligence, reconnaissance and surveillance solutions, since its inception in September 2009. From 2007-2009, Ms. Hess served as Director of Marketing and Business Development for Aerial Products Corp., a leading aerial surveillance solutions provider. Prior to that Ms. Hess served as Vice President in financial services marketing and membership services at Cendant Corp., where she integrated financial software to further web site development and customer acquisition for some of the nation’s largest financial institutions.

Ms. Hess contributes valuable executive and operating experience, in addition to having numerous contacts in the defense and other industries. For these reasons, we believe Ms. Hess has the requisite set of skills and experience to serve as a valuable member of our board of directors.

Class II Directors (Terms Expire at 2015 Annual Meeting)

Anthony R. Bocchichio (2012)	Chairman of the Board

Anthony R. Bocchichio, 69, has served as a director of the Company since April 2012. Mr. Bocchichio has been the CEO and President of Caliber Consulting and Technologies Inc., a company specializing in security issues and technology, since January 1999. Prior to that, Mr. Bocchichio spent 25 years with the Drug Enforcement Administration, retiring as the Assistant Administrator, Operational Support Division, in December 1998. Prior to his service at the DEA, Mr. Bocchichio spent 12 years with the U.S. Customs Service.

Mr. Bocchichio contributes valuable operational government service experience especially in the security and surveillance areas, and contacts throughout the United States and abroad in the security and enforcement communities. For these reasons, we believe Mr. Bocchichio has the requisite set of skills and experience to serve as a valuable member of our board of directors and as its Chairman.

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Kevin S. Pruett (2011)	Director

Kevin S. Pruett, 54, has served as a director of the Company since June 2011 and is a member of our Audit and Compensation Committees; Mr. Pruett is the Chairman of our Audit Committee. Mr. Pruett has a successful 28-year record of accomplishment managing government and commercial technology businesses. He is currently Vice President for the Aerospace Sciences and Engineering Division of ENSCO, Inc. in Cocoa Beach, Florida. In this capacity, he manages multiple aerospace and aviation programs as well as overseeing the company’s meteorological science business with clients such as NASA, National Weather Service, US Air Force Federal Aviation Administration and other commercial aerospace and aviation clients. Prior to joining ENSCO in 2004, Mr. Pruett spent 18 years with Harris Corporation in the financial management, contract management and business development areas. He received multiple awards for consistent outstanding performance as a top Harris Business Development professional. Mr. Pruett was also the Program Director for wireless asset tracking products at Terion, Inc., a venture start-up formed by Harris and Penske Corporation. Mr. Pruett began his career with Rockwell International in Downey, California as a Cost Analyst on the Space Shuttle Program in 1982. Mr. Pruett received a BSBA degree from the University of Florida in 1981 and earned his MBA, with a concentration in contract management, from Florida Tech in 1987. Mr. Pruett also achieved a professional designation as a Certified Professional Contract Manager (CPCM) from the National Contract Management Association in 1992. Mr. Pruett is a member of the Board of Directors for Health-First Inc. He is also a member of the Board of Director for Health-First Health Plans Inc. Mr. Pruett served three terms as City Commissioner for Cocoa Beach, Florida. Prior to his election, he served two years as chairperson for the Cocoa Beach Board of Adjustment. He is also a member of the Brevard County Civilian-Military (CivMil) Organization.

As reflected in the biographical information summarized above, Mr. Pruett contributes valuable executive and operating experience, in addition to extensive financial and accounting skills, making him qualified to be our Audit Committee Financial Expert. For these reasons, we believe Mr. Pruett has the requisite set of skills and experience to serve as a valuable member of our board of directors and its committees on which he serves.

Arrangements or Understandings Regarding the Selection of Certain Directors

Pursuant to the stock purchase agreement we entered into in connection with the acquisition of LTAS, Ms. Hess has the right until the third (3rd) anniversary of the closing of the acquisition to appoint one (1) director to our board of directors; as a result of such agreement, the size of our Board of Directors was increased to six and Ms. Hess joined our Board of Directors as of March 28, 2013. None of our other current directors were appointed pursuant to any arrangements or understandings regarding the selection or appointment of our directors.  Pursuant to the stock purchase agreement we entered into in connection with the acquisition of GTC, Growth Enterprise Fund, S.A. has the right to appoint two (2) additional directors to our board of directors, each of whom must satisfy the independence requirements of the SEC and NASDAQ until the earlier of the date the purchase price, including the earn-out payments, is paid in full or the third (3rd) anniversary of the closing date (as such terms are defined in the stock purchase agreement).  Growth Enterprise has not yet designated anyone for appointment to the board of directors.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Determination of Director Independence

The Board of Directors has determined that General Jackson and Messrs. Pruett and Bocchichio are “independent” directors, meeting all applicable independence requirements of the SEC, including Rule 10A-3(b)(1) pursuant to the Exchange Act. In making this determination, the Board of Directors affirmatively determined that none has any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Availability of Corporate Governance Documents

The Company has adopted a Code of Ethics and Business Conduct (the “ Ethics Policy ”) that is applicable to all directors and all employees of WSGI, including executive officers. A copy of the Ethics Policy is available on the Company’s website at www.wsgi.com under the “Governance Documents” section. The Company intends to disclose any changes to and waivers from the Ethics Policy by posting such information on its website or by filing a Current Report on Form 8-K within four business days of any such amendment or waiver.

Board Meetings

The Company’s Board of Directors met 13 times and acted by written consent once during the fiscal year ended December 31, 2012. During the fiscal year ended December 31, 2012, each director other than Mr. Pruett and Ms. Hulo attended or participated in at least 75% or more of the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and the total number of meetings of all the committees of the Board on which they served (during the periods that such person served). The Company has a policy that the members of the Board of Directors attend annual meetings of stockholders.

Board Leadership Structure and the Chairman of the Board

The Board oversees the Company’s Chief Executive Officer and other senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. While the Company’s Chief Executive Officer serves as a director of the Company, the Board has appointed Anthony R. Bocchichio as the Chairman of the Board of Directors and the Board includes three independent members. The Board has adopted this structure to strike an effective balance between management and leadership participation in the Board process and to enhance the ability of the Board to carry out its roles and responsibilities on behalf of stockholders. The function of the Chairman of the Board is to facilitate and improve communication between the independent directors and the Company by serving as the interface between the senior management of the Company and the independent directors. The Chairman of the Board works with the independent directors to establish goals for the Chief Executive Officer each fiscal year, and with the independent directors, conducts the annual Chief Executive Officer evaluation.

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Board Oversight of Risk

The Board oversees our business and strategic risks, as well as the risks associated with our corporate governance practices and the process governing the nomination of members of the Board, since the Board does not yet have a standing Nominating and Corporate Governance Committee. The Audit Committee oversees financial reporting and financial compliance risks confronting us.  The Compensation Committee oversees the risks associated with our compensation policies and practices (including performance-based compensation and change of control and termination of employment plans and risks).  While the Board and its committees oversee risk management strategy, management is responsible for implementing, and supervising day-to-day risk management processes and reporting to the Board on such matters.

The Company provides a detailed description of the risk factors impacting its business in its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and its other reports and statements filed with the SEC.

Board Committees

The Board has standing Audit and Compensation Committees but does not yet have a standing Nominating and Corporate Governance Committee. The full Board carries out the duties and responsibilities normally carried out by a nominating and corporate governance committee.  We intend to add independent members to our board of directors in 2013. At such time as the number of directors on the Board that qualify as independent has increased, we intend on establishing a Nominating and Corporate Governance Committee, which shall have a separate charter detailing its role, responsibilities and governance.

Audit Committee

The Audit Committee was established in January 2011 and currently has two members, Wayne P. Jackson and Kevin S. Pruett, who each meets the independence requirements of the SEC as described above.  Mr. Pruett is the Chairman of the Audit Committee.  The Board appointed General Jackson and Mr. Pruett to the Audit Committee after determining that each is also financially literate.  The Audit Committee is currently governed by a committee specific charter that details its role, responsibilities and governance.  Mr. Pruett qualifies as an “audit committee financial expert” as defined in the rules and regulations promulgated under the Exchange Act.  The Audit Committee’s oversight responsibilities include matters relating to our financial disclosure and reporting process, including the system of internal controls, the performance of our internal audit function, compliance with legal and regulatory requirements, the approval of related party transactions, and the appointment and activities of (including the pre-approval of all services offered or performed by) our independent registered public accounting firm. Actions taken by the Audit Committee are reported to the Board, usually at the next Board meeting following a committee meeting. The Audit Committee met three times and acted by written consent three times during fiscal 2012.

Nominating and Corporate Governance Committee

We do not yet have a standing Nominating and Corporate Governance Committee, but plan to establish such a committee upon the appointment of additional members of the Board who are independent. Neither Mr. Estrella, Ms. Hulo nor Ms. Hess is an independent director.  The Board currently performs the functions that such a committee would perform and each director participates in identifying qualified individuals to become directors, making recommendations to the Board concerning the size, structure and composition of the Board and its committees, monitoring the process to assess the Board’s effectiveness, considering director nominees and overseeing our corporate governance policies.

Qualifications of Director Candidates

In evaluating the suitability of individuals for Board membership, the Board takes into account many factors, including whether the individual meets the requirements for independence, professional expertise and educational background, and the potential to contribute to the diversity of viewpoints, backgrounds or experiences of the Board as a whole including diversity of experience, gender, race, ethnicity and age. The Board evaluates each individual in the context of the entire Board, with the objective of recommending nominees who can best further the success of the Company’s business and represent stockholder interests. The Board does not assign specific weights to particular criteria for prospective nominees. The Company believes that the backgrounds and qualifications of directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Procedures for Stockholders to Recommend Director Candidates

The Board will consider director candidates received from security holders under the criteria set forth above. Stockholders wishing to suggest candidates to the Board for consideration as potential director nominees may do so by submitting the candidate’s name, experience, and other relevant information to the Company’s General Counsel at State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815 if by hand or courier delivery, or to Mail Code: SWC, Kennedy Space Center, FL 32899 if by mail delivery. Stockholders wishing to nominate directors may do so by submitting a written notice to the Company’s General Counsel at the same address in accordance with the nomination procedures set forth in the Company’s by-laws. The procedures are summarized above in this Proxy Statement. The Board does not distinguish between nominees recommended by stockholders and other nominees. All nominees must meet, at a minimum, the qualifications described in “Qualifications of Director Candidates” above. The Committee did not receive any stockholder nominee recommendations for the Annual Meeting.

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Process for Stockholders to Communicate with Directors

Stockholders may write to the Board or a particular Board member by addressing such communication to the Chairman of the Board, if directed to the Board as a whole, or to an individual director, if directed to that particular Board member, care of the Company’s General Counsel at State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815 if by hand or courier delivery, or to Mail Code: SWC, Kennedy Space Center, FL 32899 if by mail delivery. Unless such communication is addressed to an individual director, the Company will forward any such communication to each of the directors. The General Counsel will forward all communications to the Board, provided, however, that the General Counsel reserves the right not to forward any abusive, threatening or otherwise inappropriate materials.

Compensation Committee

The Compensation Committee was established in July 2011 and currently has two members, Wayne P. Jackson and Kevin S. Pruett, who each meets the independence requirements of the SEC as described above.  General Jackson is the Chairman of the Compensation Committee.  Neither Mr. Estrella, Ms. Hulo nor Ms. Hess is an independent director. The Compensation Committee is currently governed by a committee specific charter that details its role, responsibilities and governance. The Compensation Committee reviews the compensation arrangements for our executive officers, including the CEO, administers our equity compensation arrangements and reviews the compensation of the Board. Actions taken by the Compensation Committee are reported to the Board, usually at the next Board meeting following a committee meeting. The Compensation Committee met three times and acted by written consent four times during fiscal 2012.

We structure our executive compensation to retain our key individuals and reflect individual responsibilities and contributions, while providing incentives to achieve overall business and financial objectives. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to this philosophy. The Compensation Committee is responsible for designing an executive compensation program that retains our key individuals and rewards the achievement of financial and non-financial goals through a combination of cash and stock-based compensation. This bifurcation between financial and non-financial objectives and between cash and stock-based compensation provides a structure in which executives are rewarded for achieving results that the Compensation Committee believes will enhance stockholder value.  The Compensation Committee believes that stockholder interests are best served by compensating employees at industry competitive rates, enabling us to attract and retain the best available talent and recognize superior performance while providing incentives to achieve overall business and financial objectives. By doing so, the Compensation Committee believes that our ability to achieve financial and non-financial goals is enhanced.

When making compensation decisions, the Compensation Committee begins with a review of each compensation component for our Chief Executive Officer. This review includes the dollar amount of each component of compensation payable to the Chief Executive Officer related to the relevant period, together with the related goals for performance-based compensation. The overall purpose of this is to review all of the elements of fixed and contingent compensation, so that the Compensation Committee may analyze both the individual elements of compensation (including the compensation mix) as well as the aggregate amount of actual and projected compensation.

The Compensation Committee discusses this review with the Chief Executive Officer, who provides input to the Compensation Committee on the reasonableness, feasibility and effectiveness of the compensation components proposed by the Compensation Committee. The Chief Executive Officer then creates similar compensation component reviews for the other executive officers, presenting compensation recommendations of both base and performance-based compensation related to the relevant period, together with the associated performance metrics. These recommendations are then reviewed and, once agreed upon, approved by the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended compensation to executives and exercises this discretion in active consultation with the Chief Executive Officer.

The Compensation Committee endeavors to establish a compensation program that is internally consistent and equitable in order for us to achieve our overall corporate objectives.

Compensation of Directors

During the fiscal year ended December 31, 2012, directors who were employees of the Company received no cash or stock compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings. During Fiscal 2011, we entered into new director compensation agreements for our non-employee directors: each director other than the Chairman of the Board is entitled to 100,000 shares of Common Stock per quarter and no cash compensation for their services as a director, and each Chairman of a Board committee is entitled to an additional 50,000 shares of Common Stock per quarter.  We entered into a new compensation agreement with our former Chairman of the Board, Mr. Clark, in January 2012 whereby he was entitled, among other things, to 500,000 shares of Common Stock per quarter for his service as our Chairman of the Board and he was entitled to a bonus of 500,000 shares per quarter depending on the Company’s stock price. Mr. Clark’s agreement also entitled him to an additional five million shares of Common Stock if five specific milestones were achieved (each milestone entitled Mr. Clark to one million shares of Common Stock). Mr. Clark resigned as a director of the Company and as its Chairman in April 2012. The Company appointed Anthony R. Bocchichio as the new Chairman of the Board effective in April 2012. Mr. Bocchichio has entered into an agreement with the Company pursuant to which he was issued 5,000,000 shares of the Company’s common stock and is paid $5,000 per month for his services as a director and Chairman of the Board.

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Director Compensation
Fiscal Year 2012

	Fees Earned
	Or Paid in	Stock	Option	All Other
	Cash	Awards	Awards	Compensation	Total
Name (1)	($)	($)(2)	($)(3)	($)	($)
Michael K. Clark (4)	-	368,200	-	-	368,200
Anthony Bocchichio (5)	40,000	180,000	-	-	220,000
Wayne P. Jackson	-	14,520	2,400	-	16,920
Anita S. Hulo	-	9,680	1,600	-	11,280
Kevin S. Pruett	-	16,920	-	-	16,920

(1)	Mr. Estrella, who joined the Board in November 2010 and who is an executive officer of the Company, did not receive any additional compensation for his services as a director.

(2)	The amounts reported in the “Stock Awards” column of the table above reflects the aggregate grant date fair value. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements.

(3)	The amounts reported in the “Option Awards” column of the table above reflect the aggregate grant date fair value based on a Black Scholes model valuation as of the grant date. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements.

(4)	Mr. Clark resigned as a director of the Company and its Chairman in April 2012.

(5)	Compensation includes $5,000 of accrued unpaid compensation as of December 31, 2012.

Report of the Audit Committee

The Audit Committee currently consists of General Wayne S. Jackson and Kevin S. Pruett, both of whom are independent directors under the SEC audit committee structure and membership requirements. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint, compensate and retain, oversee the work performed by, and pre-approve the scope and fees related to work performed by, the Company’s independent registered public accounting firm;

•	Assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information and reports that will be provided by the Company to the SEC and its stockholders;

•	Monitor the integrity of financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations;

•	Approve any related-party transactions; and

•	Provide an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee any issues resulting from the audit or otherwise that the independent registered public accounting firm believes should be raised with the Committee.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services. The Company maintains a pre-approval policy that mandates that the Audit Committee approve all services and budgets in advance, and that the Audit Committee be provided with updates on actual fees.

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For fiscal year 2012, the Audit Committee reviewed and discussed the audited consolidated financial statements and met with both management and Rosen Seymour Shapss Martin & Company LLP (“ RSSM ”), the Company’s independent registered public accounting firm, to discuss such consolidated financial statements. Management has represented to the Audit Committee that (i) the 2012 consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, (ii) that there were certain control deficiencies in the design or operation of the Company’s internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data, and (iii) there was no fraud, whether or not material, that involved management or other employees who have a significant role in the Company’s internal controls. A plan to address such control deficiencies was discussed by management and RSSM with the Audit Committee.

The Committee has received from, reviewed and discussed with RSSM the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding RSSM’s communications with the Audit Committee concerning independence, and has discussed with RSSM their independence from the Company. The Committee also discussed with RSSM the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “ Communications with Audit Committees ..”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The Audit Committee also decided to retain Rosen Seymour Shapss Martin & Company LLP as its independent registered public accounting firm for the 2013 fiscal year.

Respectfully Submitted By The Audit
Committee Of The Board Of Directors

Wayne P. Jackson

Kevin S. Pruett, Chairman

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material.” No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this Audit Committee Report appears, except to the extent that the Company specifically incorporates this Audit Committee Report or any portion of it by reference. In addition, this Audit Committee Report shall not be deemed to be filed with the SEC under either the Securities Act or the Exchange Act.

INFORMATION CONCERNING EXECUTIVE OFFICERS

In addition to Mr. Estrella, the Company’s Chief Executive Officer, President and Director, whose biographical information is set forth under “Class III Directors (Terms Expire at 2013 Annual Meeting),” the Company’s executive officers are:

Executive Officer’s	Position and Principal Occupation and
Name	Business Experience During the Past Five Years

Barbara M. Johnson

Vice President, General Counsel and Secretary

Barbara M. Johnson, 47, joined the Company on October 6, 2010 as the Vice President, General Counsel and Secretary. From 2006-2008, Ms. Johnson was a Partner in the Business & Technology Group at Choate Hall & Stewart, LLP and prior to that, Ms. Johnson served from 1993 to 2008 as a Partner and Associate in the Business Practice Group at Testa, Hurwitz & Thibeault, LLP, both large, full service law firms. Ms. Johnson advised early and later stage multi-national and international public and private companies and specialized in working with such companies to negotiate and consummate various public and private equity and debt financings, implement corporate governance, SEC reporting and ethics compliance programs, and consummate acquisitions and dispositions of companies through mergers, sale or purchase of assets or other strategic combinations.

W. Jeffrey Sawyers

Chief Financial Officer and Treasurer

W. Jeffrey Sawyers, 57, joined the Company on February 8, 2011 as the Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Sawyers served from 2008 to 2010 as the Corporate Controller for Tijuana Flats, a restaurant chain, where he was responsible for all the external financial accounting and reporting systems, audit and tax management, and banking relationships.  Prior to that from 2004 to 2008, Mr. Sawyers served as Director of Finance and Special Projects at Curascript, Inc. and before that was the Assistant Controller at Priority Healthcare which was acquired by Express Scripts and combined with their subsidiary Curascript, Inc.

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Executive officers of the Company are appointed by, and serve at the discretion of, the Board, and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company. Each executive officer is a full time employee of the Company.

Summary Compensation Table

The following table summarizes aggregate amounts of compensation paid or accrued by the Company in fiscal 2012 and 2011 for services rendered by (i) our principal executive officer, and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2012 (the “Named Executive Officers”).

Grants or awards of certain performance-based compensation may be made after fiscal year-end. The amounts reflected in the Summary Compensation Table under the heading “Stock Awards” and “Option Awards” for a given fiscal year, include the grants or awards made after fiscal year-end that relate to or are earned in the prior year.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(2)	($)	($)(3)	($)
Glenn D. Estrella	2011	250,000	-	346,850	158,400	-	-	755,250
President, Chief
Executive Officer	2012	250,000		-	102,900	-	-	352,900
And Director (4)
Barbara M. Johnson	2011	175,000	-	222,600	79,200	-	-	476,800
Vice President, General
Counsel and Secretary (6)	2012	175,000	-	-	132,700	-	-	307,700
W. Jeffrey Sawyers	2011	86,735	-	58,625	76,462	-	-	221,822
Chief Financial
Officer (7)	2012	100,000	-	-	69,700	-	-	169,700

(1)	The amounts reported in the “Stock Awards” column of the table above reflect the aggregate grant date fair value. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. Includes performance-based grants of restricted stock that were not yet earned or vested as of December 31, 2011. In November 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into a rescission agreement with us, whereby the parties mutually agreed to rescind the issuances of certain shares of common stock that had been issued to Mr. Estrella, Mr. Sawyers and Ms. Johnson, respectively, during 2011 and 2012 but which shares vested in 2012.

(2)	The amounts reported in the “Option Awards” column of the table above reflect the aggregate grant date fair value based on a Black Scholes model valuation as of the grant date. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements. Includes performance-based grants of stock options that were not yet earned or vested as of December 31, 2011.

(3)	Amounts reported only if in excess of $10,000.
(4)	Mr. Estrella joined the Company in June 2010 and was the Company’s Chief Financial Officer from June 23, 2010 until February 8, 2011. Salary includes $95,833 and $229,164 of accrued unpaid wages as of December 31, 2011 and 2012, respectively. Mr. Estrella received 666,667 shares of Common Stock and warrants to purchase 666,667 shares of Common Stock at an exercise price of $0.21 per share in lieu of $50,000 of accrued unpaid wages in 2011.
(6)	Ms. Johnson joined the Company in October 2010. Salary includes $72,084 and $160,413 of accrued unpaid wages as of December 31, 2011 and 2012, respectively. Ms. Johnson received 400,000 shares of Common Stock and warrants to purchase 400,000 shares of Common Stock at an exercise price of $0.21 per share in lieu of $30,000 of accrued unpaid wages in 2011.
(7)	Mr. Sawyers joined the Company in February 2011. Salary includes $2,333 and $43,495 of accrued unpaid wages as of December 31, 2011 and 2012, respectively.

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Summary of Agreements with Named Executive Officers

On December 27, 2010, the Company and Mr. Estrella entered into an Amended and Restated Employment Agreement outlining the terms pursuant to which Mr. Estrella shall serve as President, Chief Executive Officer and Chief Financial Officer of the Company.  Mr. Estrella resigned as Chief Financial Officer on February 8, 2011 when we hired a new CFO. Mr. Estrella also entered into an agreement with the Company whereby the parties mutually agreed to rescind the issuance of 5,000,000 shares of Common Stock that had been issued to Mr. Estrella in June 2010. The Amended and Restated Employment Agreement, Mr. Estrella contemplated the payment to Mr. Estrella of a signing bonus of $20,000, which was paid to him in June 2010 when he joined the Company.  Mr. Estrella receives a salary of $250,000 per year and is eligible to receive an annual bonus as determined by the Board.  In the event that the Company is acquired as a result of a transfer (by merger or by sale of assets or stock or other combination) of all or substantially all of the Company’s assets or stock to an unrelated third party (a “ Business Combination ”), the above compensation that remains to be paid during the initial three year term of the agreement will be accelerated so that upon the completion of such Business Combination, Mr. Estrella will receive 100% of the unpaid portion thereof regardless of the amount of time he has been with the Company.  Mr. Estrella is also entitled to a housing and car allowance of up to $2,800 and $500 per month, respectively. Upon a termination by the Company of Mr. Estrella’s employment other than for Cause or as a result of death or Disability, or upon a termination by Mr. Estrella of his employment for Good Reason (each as defined in the agreement), Mr. Estrella shall receive six months of his base salary, a pro-rated annual bonus as determined by the Board of Directors, and all health benefits for Mr. Estrella and his family for six months; provided, however, that if Executive’s employment is terminated during the initial term of the agreement, Mr. Estrella will instead be entitled to 100% of the unpaid portion of the base salary that would have been paid to him during the initial term. The initial term of the agreement is for three years from June 23, 2010 with automatic renewal for one year unless a party notifies the other that it is not being renewed or unless the agreement is earlier terminated. Mr. Estrella also received an option for the purchase of 7,222,222 shares of Common Stock that were fully vested on the date of grant at an exercise price of $0.09 per share.

On October 6, 2010, the Company and Ms. Johnson entered into an Employment Agreement outlining the terms pursuant to which Ms. Johnson shall serve as Vice President, General Counsel and Secretary of the Company.   Pursuant to the agreement, Ms. Johnson received 1,000,000 shares of restricted stock that vested 50% in 6 months and 50% in one year and an option for 1,300,000 shares of Common Stock that vested in full after three months at an exercise price of $0.094 per share. Ms. Johnson’s salary has been set by the Board at $175,000 per year and she is eligible to receive an annual bonus as determined by the Board.   Upon a termination by the Company of Ms. Johnson’s employment other than for Cause or as a result of death or Disability, or upon a termination by Ms. Johnson of her employment for Good Reason (each as defined in the agreement), Ms. Johnson shall receive six months of her base salary, a pro-rated annual bonus as determined by the Board of Directors, and all health benefits for Ms. Johnson and her family for six months.

On February 8, 2011, in connection with the commencement of Mr. Sawyers’ employment with us, Mr. Sawyers entered into an employment agreement, dated as of February 8, 2011, pursuant to which Mr. Sawyers receives a salary of $100,000 per year and is eligible to receive an annual bonus as determined by the Board. Mr. Sawyers received an option for 1,500,000 shares of common stock that vested 500,000 shares on signing with the remainder to vest ratably over an 18-month period. Mr. Sawyers’ options will accelerate upon a change of control and he will be entitled to six months severance upon termination of his employment by us without Cause (other than as the result of death or Disability) as such terms are defined in his agreement, including base salary and health care continuation, subject to his execution of a release in favor of the Company.

In March 2011, Mr. Estrella and Ms. Johnson entered into performance-based non-qualified stock option agreements with us for shares of common stock that vest on five separate criteria; and other option agreements for shares of common stock that were fully vested.

In November 2011, Mr. Estrella and Ms. Johnson converted certain sums of accrued unpaid wages into shares of common stock and warrants to purchase shares of common stock on the same terms as the then existing private placement. Mr. Estrella received 666,667 shares of common stock and warrants to purchase 666,667 shares of common stock at an exercise price of $0.21 per share in lieu of $50,000 in accrued unpaid wages and Ms. Johnson received 400,000 shares of common stock and warrants to purchase 400,000 shares of common stock at an exercise price of $0.21 per share in lieu of $30,000 in accrued unpaid wages.

In September and December 2011, and April 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into restricted stock agreements with us relating to the grant to them of certain shares of restricted common stock.

In October 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into option agreements with us for shares of common stock that vested 75% on the grant date and the remainder over a one-year period.

In November 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into a rescission agreement with us, whereby the parties mutually agreed to rescind the issuances of certain shares of common stock that had been issued to Mr. Estrella, Mr. Sawyers and Ms. Johnson, respectively, during 2011 and 2012 but which shares vested in 2012.

In November 2012, Messrs. Estrella and Sawyers and Ms. Johnson received options to purchase certain shares of common stock at an exercise price of $0.023 per share, which was the closing price of our common stock on the date the Board of Directors approved the issuance of the options, pursuant to certain option agreements. The options are fully vested and are exercisable until the earlier of seven years from the effective date of the options or 90 days after the termination of their respective employment with us.

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The Company has entered into indemnification agreements with each of its executive officers and directors whereby the Company agrees to indemnify, defend and hold harmless each such person to the fullest extent permitted by law against all damages and expenses incurred by such person relating to any action taken or omitted to be taken in his or her capacity as such executive officer or director of the Company, subject to certain limitations.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 31, 2012, including the vesting dates for the portions of these awards that had not vested as of that date.

	Option Awards(1)				Stock Awards (2)
					Number
					of
					Shares
					or Units	Market
	Number of	Number of			of Stock	Value of
	Securities	Securities			That	Shares or
	Underlying	Underlying	Option		Have	Units of
	Unexercised	Unexercised	Exercise	Option	Not	Stock That
	Options (#)	Options (#)	Price	Expiration	Vested	Have Not
Name	Exercisable	Unexercisable	($)	Date	(#)	Vested ($)
Glenn D. Estrella (3)	7,222,222	-	0.09	12/26/13	-	-
	1,000,000	-	0.075	3/1/14
	4,000,000	-	0.075	3/29/18
	2,375,000	625,000	0.015	10/1/19
	9,266,667	-	0.023	11/12/19
Barbara M. Johnson (3)	1,300,000	-	0.094	10/5/13	-	-
	750,000	-	0.075	3/1/14
	2,000,000	-	0.075	3/29/18
	3,958,333	1,041,667	0.015	10/1/19
	6,400,000	-	0.023	11/12/19
W. Jeffrey Sawyers (3)	1,500,000	-	0.07	2/17/14	-	-
	500,000	-	0.075	3/29/18
	2,375,000	625,000	0.015	10/1/19
	1,750,000	-	0.023	11/12/19

(1)	All of the options in the table above were granted under the Company’s 2004 Employee Stock Option Plan or the 2011 Equity Compensation Incentive Plan except for the 3/29/11 and the 11/13/12 grants, which were non-qualified options outside the Plans.

(2) In November 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into a rescission agreement with us, whereby the parties mutually agreed to rescind the issuances of certain shares of common stock that had been issued to Mr. Estrella, Mr. Sawyers and Ms. Johnson, respectively, during 2011 or 2012 but which shares vested in 2012.

(3)	The 10/1/12 grants were time-based options that were not yet fully earned or vested as of December 31, 2012.

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Option Exercises and Stock Vested Table

The following table sets forth summary information regarding the options exercised by and the vesting of stock held by each of the Named Executive Officers during the fiscal year ended December 31, 2012.

Option Exercises and Stock Vested
	Option Awards		Stock Awards (1)
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
Glenn D. Estrella	-	-	-	-

Barbara M. Johnson	-	-	-	-

W. Jeffrey Sawyers	-	-	-	-

(1)	In November 2012, Messrs. Estrella and Sawyers and Ms. Johnson entered into a rescission agreement with us, whereby the parties mutually agreed to rescind the issuances of certain shares of common stock that had been issued to Mr. Estrella, Mr. Sawyers and Ms. Johnson, respectively, during 2011 or 2012 but which shares vested in 2012.

Potential Payments upon Termination or Change of Control

As discussed above, the Company has entered into certain employment agreements with Messrs. Estrella and Sawyers and Ms. Johnson that contain severance provisions and restricted stock and option agreements that contain change in control acceleration of vesting provisions regarding such options and restricted stock. Upon a change of control, Messrs. Estrella’s and Sawyers’ and Ms. Johnson’s unvested stock options will automatically vest and become immediately exercisable, and any shares of performance-based restricted stock then held by Messrs. Estrella and Sawyers and Ms. Johnson shall fully vest and become immediately transferable free of restriction, other than those restrictions imposed by applicable securities laws.

In the event of a termination of the executive’s employment by the Company without Cause (other than as the result of death or Disability), or by the executive for Good Reason (as defined in their employment agreements), the executive shall be entitled to the following:

•	(i) for Mr. Estrella, his annual base salary plus a prorated portion of his annual bonus determined in good faith by the Board for six months following such termination unless such termination occurs prior to June 22, 2013 (the “ Expiration Date” ), in which case Mr. Estrella would be entitled to his annual base salary through the Expiration Date, (ii) for Ms. Johnson, her annual base salary plus a prorated portion of her annual bonus determined in good faith by the Board for six months following such termination, and (iii) for Mr. Sawyers, his annual base salary for six months following such termination;
•	for a period of six months following such termination, continued health benefits for the executive and his or her family; and
•	accrued vacation pay.

As a condition to the receipt by the executive of any payment or benefit under their employment agreement, the executive must first execute a valid, binding and irrevocable general release in favor of the Company in a form reasonably acceptable to the Company.

The following table shows the payments to which the Named Executive Officers would have been entitled pursuant to his or her employment agreement and certain restricted stock agreement had (i) his or her employment been terminated as of December 31, 2012 and (ii) a change of control occurred on December 31, 2012.

Potential Payments Upon Termination or Change of Control

Name	Salary ($) (1)	Non-Equity Incentive Plan Compensation ($)(3)	Equity Incentive Plan Compensation ($)(3)	Benefits ($) (2)	Equity Awards ($) (3)
Glenn D. Estrella (4)	125,000	-	-	9,600	-
Glenn D. Estrella (5)	-	-	-	-	-
Barbara M. Johnson (4)	87,500	-	-	-	-
Barbara M. Johnson (5)	-	-	-	-	-
W. Jeffrey Sawyers (4)	50,000	-	-	5,580	-
W. Jeffrey Sawyers (5)	-	-	-	-	-

(1)	For Mr. Estrella, Ms. Johnson and Mr. Sawyers, reflects six months of their respective base salaries. No bonus payment is included since any bonus payment on a termination of employment is to be determined at the discretion of the Board.
(2)	Reflects the continuation of medical and dental benefits under group benefit plans. Ms. Johnson is not currently covered by the Company’s medical and dental plans.

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(3)	The December 31, 2012 closing price for our Common Stock is less than the exercise price of all the options held by the above persons, so no amount is recorded in connection with the acceleration of any options on a change of control effective December 31, 2012.
(4)	Reflects the termination of his or her employment as of December 31, 2012.
(5)	Reflects the occurrence of a change of control as of December 31, 2012.

Compensation Committee Interlocks and Insider Participation

Mr. Pruett and General Jackson served as members of our Compensation Committee in fiscal 2012. Glenn D. Estrella, our President and Chief Executive Officer and a member of the Board, participated in discussions of the Board concerning executive officer compensation in 2012. No member of the Compensation Committee was an officer or employee of the Company or a former officer of the Company, and except as disclosed in “Certain Relationships and Related Transactions” below, had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions.  None of our executive officers (i) served as a member of the compensation committee (or other committee performing equivalent functions) of another entity, one of whose executive officers served as a either a director or a member of the Compensation Committee of the Company, or (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee.

Certain Relationships and Related Transactions

We have adopted a written policy that any transactions in which the aggregate amount involved is reasonably expected to exceed $120,000 between us and our executive officers, directors, and greater than 5% stockholders and immediate family members of any such persons will be approved by the Audit Committee of the Board of Directors.  In determining whether to approve or ratify an interested transaction, the Audit Committee will take into account all relevant information including, among other factors, whether such transaction is on terms no less favorable to us than could be obtained from unaffiliated third parties under the same or similar circumstances, whether the transaction is in the ordinary course of our business, the dollar value of the transaction, the purpose of and potential benefit to us, and the extent of the related person’s interest in such transaction.

Ms. Hulo, a member of our board of directors, is the general manager of Eastcor Engineering, LLC, to whom we paid $85,260 in fiscal 2012.

PROPOSAL II

TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY WHICH INCREASES THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 750,000,000 TO 1,000,000,000 SHARES

The Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 750,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”). As of April 3, 2013, there were only 10,225,646 shares of Common Stock unissued or unreserved and available for future issuance. In order to ensure that sufficient shares of Common Stock will be available for issuance by the Company from time to time in the future, on March 17, 2013, the Company’s Board of Directors unanimously approved and resolved to recommend to its stockholders that the Company’s Amended and Restated Certificate of Incorporation be amended and restated to increase the number of authorized shares of Common Stock from 750,000,000 shares to 1,000,000,000 shares. The number of shares of Preferred Stock authorized for issuance under our Amended and Restated Certificate of Incorporation would remain unchanged at 10,000,000 shares. The full text of the Amended and Restated Certificate of Incorporation (the “Charter”) is attached to this Proxy Statement as Appendix A, which you should read carefully and is hereby incorporated by reference in its entirety.

The Board of Directors believes it to be in the best interests of the Company and its stockholders to amend and restate the Amended and Restated Certificate of Incorporation thereby increasing the number of authorized shares of Common Stock to ensure that the Company will continue to have an adequate number of shares of Common Stock available for future issuance to finance its operations, pay and comply with its outstanding obligations, consummate strategic acquisitions, investments, partnerships or other similar transactions, and attract and retain talented personnel.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve the Amended and Restated Certificate of Incorporation which increases the authorized Common Stock of the Company from 750,000,000 to 1,000,000,000 shares.

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The following shows the Company’s fully diluted capitalization (assuming the conversion of all outstanding convertible and exercisable securities) as of April 3, 2013:

Number of Shares Issued or Reserved

Common Stock Outstanding	604,770,863

Common Stock Reserved for Warrants	36,381,752

Common Stock Reserved for Outstanding Options Granted to Non-Employee Directors	250,000

Common Stock Reserved for Outstanding Options Granted to Employees	70,650,000

Remaining Shares of Common Stock Available under 2011 Plan	3,771,739

Common Stock Reserved for Financing related to LTAS acquisition and working capital	21,750,000

Common Stock Reserved for Debt Obligations	2,200,000

TOTAL	739,774,354

Based on our current capitalization, the Company has only 10,225,646 shares of Common Stock available to use to raise additional capital to finance its operations; to pay outstanding debts, judgments, settlements and other obligations; to consummate strategic acquisitions, investments, partnerships or other similar transactions; to recruit, retain and motivate its employees, directors, consultants and advisers; or for any other future issuance. As shown in the above table, virtually the entire 750,000,000 shares of Common Stock currently authorized is outstanding or specifically reserved for other existing obligations.

Purposes and Effects of the Amended and Restated Certificate of Incorporation

In addition to selling either Common Stock or securities convertible into Common Stock as a way to fund its operations, the Company has historically issued shares of its Common Stock to satisfy debt and other obligations, and for strategic acquisitions, as well as to compensate its employees and directors so as to preserve available cash for use in its research and development efforts. The Board of Directors believes it is in the Company’s best interests to have Common Stock available for these and other purposes rather than making payments in cash. Furthermore, the Company would not be able to afford to make payment of all of these obligations in cash unless it is able to raise additional funds. Without stockholder approval of the Charter, which increases the Company’s authorized Common Stock, the Company believes it would be virtually impossible for the Company to raise sufficient additional cash to cover the cash payments that would be required to satisfy its existing obligations and to fund its development and corporate operations.

The Company does not expect that existing capital resources will be sufficient to sustain its operations until the Company reaches profitability. Accordingly, the Company expects to have to raise additional cash to meet its liquidity needs in at least 2013. Unless the Company’s stockholders approve the Charter, which increases its authorized Common Stock, the Company will have limited approaches to raising funds and is not likely to be able to raise sufficient funds to sustain its current operations. If the Company does not receive an adequate amount of additional financing in the future or such financing does not occur on a timely basis, the Company will be required to curtail its expenses by reducing research and development efforts or by taking other steps that could hurt its future performance, including but not limited to, the premature sale of some or all of the Company’s assets or product lines on undesirable terms, merger with or acquisition by another company on unsatisfactory terms, or the cessation of the Company’s operations.

Without stockholder approval of the Charter, which increases the Company’s authorized Common Stock, the Company will be able to grant very few stock options to current or future employees, directors, consultants and advisers as its existing option pool under the 2011 Plan as defined below has only approximately 3,771,739 shares of Common Stock available for awards. The Company wants to add independent non-employee directors to its Board of Directors and may be unable to do so without the ability to issue additional options and restricted stock awards. In addition, the Company has historically paid bonuses to its employees in Common Stock since this compensation approach serves to reduce its cash needs and also, the Company believes, to secure the ongoing commitment of its management. If the Company’s stockholders do not approve the Charter, which increases the Company’s authorized Common Stock, the Company will have to revise its compensation policies. This revision may require the Company to utilize more cash for compensation and may otherwise jeopardize its ability to retain and appropriately reward its employees, management, directors, consultants and advisers. See “Proposal III – To Approve the 2013 Equity Compensation Incentive Plan.”

It is possible that not all of the shares of Common Stock currently reserved for issuance will be issued. The various warrants and some of the options have exercise prices significantly above the current fair market value of the Company’s Common Stock and they each have a term after which they terminate if it has not previously been exercised. Any shares related to terminated warrants would be available for future issuance by the Board. Likewise, the various options have a term after which they cannot be exercised and if an optionee’s relationship with the Company terminates, the option expires 90 days later. The shares of Common Stock underlying any options that terminate prior to exercise go back into the option pool and are once again available for grant from that plan, unless such plan has been terminated by the Board and then the underlying shares would be available for future general issuance by the Board. The Company, however, does not believe it can rely on the above events that may or may not occur, and even if shares become available through these termination provisions, they may not be sufficient in quantity or on a timely enough basis to satisfy the Company’s requirements for shares.

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The terms of the additional authorized shares of Common Stock will be the same as those that apply to the currently authorized shares of Common Stock. If the stockholders approve the Charter, the Company would be able to issue stock for any valid corporate purpose that the Board of Directors from time to time deems necessary or advisable, including, without limitation, payments on outstanding and future debt and obligations, continued financings in furtherance of our research, product development and operations, strategic acquisitions, investments, partnerships or other similar transactions, future stock splits in the form of a stock dividend, and incentives for employees, officers, directors, consultants and advisers, and other transactions involving the use of Common Stock. The availability of additional shares of Common Stock for issuance will provide the Company’s Board and management with greater flexibility in taking any of these actions if they deem it necessary or appropriate. The availability of additional shares of Common Stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and does not have the time to seek stockholder approval in connection with the contemplated issuance of Common Stock, unless stockholder approval is required by law or SEC requirements.

Other than as set forth above with respect to anticipated issuances of stock, if Proposal II (approval of the Charter) of this Proxy Statement is approved, the Company’s Board of Directors does not have any present intention, plan, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares of Common Stock other than to meet existing obligations under warrants, judgments, settlements, stock option and other existing agreements. As has been disclosed in the Company’s periodic reports filed with the SEC, the Company anticipates that it will, from time to time, need to raise additional capital in order to support its operations. The primary source of the additional capital the Company has historically raised has been the sale of equity and convertible debt, and the Company expects that will continue to be the case.

The increase in the authorized Common Stock will not have any immediate effect on the rights of the existing stockholders. While the Board will determine whether, when and on what terms the issuance of additional shares of Common Stock may be warranted in connection with any future actions based on its judgment as to the Company’s and the stockholders’ best interests, future issuances may decrease an existing stockholder’s percentage ownership and, depending on the price at which shares are issued, be dilutive to the existing stockholders. Holders of the Company’s Common Stock do not now have and will not be entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. The proposed increase in the authorized shares of Common Stock pursuant to the Charter is not intended for the purposes of affecting an anti-takeover device and is not in response to any effort by any person or group to accumulate the Company’s Common Stock or to obtain control of the Company. The Company suggests each stockholder reads in its entirety the Charter that is attached hereto as Annex A.

Under Delaware law, the stockholders are not entitled to appraisal rights with regard to the increase in authorized Common Stock pursuant to the Amended and Restated Certificate of Incorporation.

The Charter is being submitted for the approval of the Company’s stockholders pursuant to the Delaware General Corporation Law. Under Delaware law, the proposed Amended and Restated Certificate of Incorporation requires the approval of the holders of at least a majority of the Company’s outstanding Common Stock, not just a majority of those shares present, in person or represented by proxy, and voting on that matter. An abstention or a broker ‘non-vote” has the effect of a vote against approval of the Amended and Restated Certificate of Incorporation. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope, or vote via Internet or by telephone, to ensure representation of your shares.

PROPOSAL III

TO APPROVE THE 2013 EQUITY COMPENSATION INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the 2013 Equity Compensation Incentive Plan (the “Plan”) that would authorize the issuance of 50,000,000 shares of Common Stock pursuant to awards that may be granted under the Plan, and permit all of these shares of Common Stock to be used for any form of award under the Plan.

The Board of Directors believes that approval of the Plan is fundamental to the Company’s ongoing ability to recruit, retain and motivate employees, officers, directors, consultants and advisers and to align the interests of such personnel with the interests of the Company’s stockholders. The Company currently has minimal ability to issue options to employees or directors pursuant to the 2011 Equity Compensation Incentive Plan (the “2011 Plan”) since only 3,771,739 shares of Common Stock remain available for grant, and there is no ability to make grants of options, restricted stock, restricted stock units or other non-stock awards under the 2004 Employee Stock Option Plan. The Plan will serve as a successor plan to our 2004 and 2011 Plans, and assuming the stockholders approve the Plan, all shares available under the 2011 Plan at the time of such approval will be terminated and shall no longer be available for issuance. Awards granted under the 2004 and 2011 Plans will continue to be governed by the terms of such Plans, respectively, but no further awards may be made under the 2004 or 2011 Plans after such approval. The Board of Directors believes that without a continued ability to make grants of options, restricted stock and other awards to its employees, officers, directors, consultants and advisers pursuant to an approved equity plan, the Company would suffer a severe competitive disadvantage in the recruitment, retention and motivation of such personnel.

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On April 17, 2013, the Company’s Board of Directors unanimously approved and resolved to recommend to its stockholders that the Plan be approved. The full text of the Plan is attached to this Proxy Statement as Appendix B, which you should read carefully and which is hereby incorporated by reference in its entirety.

The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for the approval of the 2013 Equity Compensation Plan. The Plan is conditional upon and of no force or effect unless the Plan receives the approval by the requisite vote of the stockholders and Proposal II is approved as well.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve the 2013 Equity Compensation Incentive Plan.

Purposes of the Plan

Currently, the 2011 Plan has only 3,771,739 shares that remain available for future awards. While the Company can issue certain awards outside of an approved plan, such awards are not eligible to receive the favored tax treatment of awards under a stockholder approved plan, may make it more difficult for the award recipient to comply with Rule 16b-3 of the Exchange Act, and the Company may be prevented from being able to take deductions related to such awards pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) thereby preventing the Company from taking advantage of potentially significant tax benefits and associated cash flows. Approval of the Plan and the flexibility to issue full-value awards to employees, officers, directors, consultants and advisers is fundamental to the Company’s ongoing ability to recruit, retain and motivate such personnel. The Board strongly believes that the grant of options, restricted stock, restricted stock units and other full value awards is in the Company’s and its stockholders’ best interests due to the enhanced ability to recruit, retain and motivate those personnel who provide services to the Company and assist in its growth and success.

The Company believes that it has a strong business model and that, in order to achieve future success, it will need to attract, retain and motivate key personnel and new hires. The Company also is looking to add new independent members to its Board of Directors who will expect some form of stock-based award in return for their service as a director. The Board believes that equity-based compensation that includes options, restricted stock, restricted stock units and other stock-based awards will continue to be essential to permit the Company to successfully pursue these objectives.

As discussed above, the Company believes that the use of the Plan as an effective part of the overall compensation offered by it to its employees and directors is essential especially in light of the Company’s restricted cash flow position. Options and stock grants have been a fundamental part of employees’ and directors’ compensation over the past several years, even more so than base salary, which the Company has not always been capable of paying in cash. Bonuses have also historically been paid in grants of stock or options. Without approval of this new Plan, the Board believes that the Company would suffer a severe competitive disadvantage in the recruitment, retention and motivation of its employees, officers, directors, consultants and advisers.

The following shows the Company’s issued and available shares pursuant to its 2011 Plan as of April 3, 2013:

Restricted Stock Grants Issued Under the 2011 Plan	9,978,261

Common Stock Reserved for Outstanding Options Granted to Non-Employee Directors	250,000

Common Stock Reserved for Outstanding Options Granted to Executive Officers	11,000,000

Remaining Shares of Common Stock Available for Issuance under 2011 Plan	3,771,739

The principal features of the Plan include:

• No Discount Stock Options: The Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s Common Stock on the date of grant.

• Maximum Seven-Year Option Term: The Plan provides that stock options may not have a term greater than seven years.

• Mandatory Vesting: The Plan requires at least one year vesting on a minimum of 50% of the Awards granted pursuant to the Plan other than options, except that such vesting may be accelerated upon a participant’s disability, death, retirement, cessation of status as a Participant, in connection with a change of control and certain other circumstances.

• No Repricing or Extension of Stock Options: The Plan prohibits the reduction of the exercise price of stock options or the extension of the time stock options are exercisable beyond seven (7) years, without stockholder approval.

• Board and Independent Committee Administration: The Plan is administered by the Compensation Committee of the Board whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act is formed.

• Material Amendments to the Plan Require Stockholder Approval: The Plan provides that a material amendment to the Plan is not effective unless approved by the Company’s stockholders.

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Summary of the Plan

The following description of the Plan is a summary only and does not purport to be a complete description of all of the provisions of the Plan. The summary is qualified in its entirety by reference to, and the Company strongly recommends that you read, the complete text of the Plan that is attached as Appendix B to this Proxy Statement.

The purpose of the Plan is to strengthen the Company and its subsidiaries by enhancing its profitable growth by providing incentives in the form of stock options and other equity ownership opportunities in the Company (each, an “Award”) to its and its subsidiaries’ employees, officers, directors, consultants and advisers, all of whom are eligible to receive Awards under the Plan, thereby encouraging them to devote their abilities and industry to the success of the Company and its subsidiaries and their business and enterprise. Any person to whom an Award is granted will be called a “Participant.”

Administration

The Plan is administered by the Compensation Committee composed solely of members of its Board of Directors that are “independent,” as defined pursuant to Rule 10A-3(b)(1) of the Exchange Act is formed. The Committee (referred to herein as the “Administrator”) has the authority to grant Awards, to adopt, amend and repeal rules relating to the Plan, to interpret and correct the provisions of the Plan and any Award, and, subject to the limitations of the Plan, to modify and amend any Award. The Plan also provides that authority to grant Awards to employees may be delegated to one or more executive officers of the Company subject to certain limitations. All decisions and determinations by the Administrator in the exercise of its power are final and binding.

Authorized Shares

Subject to certain adjustments, the aggregate number of shares (the “Authorized Shares”) of Common Stock that may be delivered in satisfaction of Awards granted under the Plan is 50,000,000 shares of Common Stock. If any Award expires, or is terminated, surrendered, forfeited, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of Awards under the Plan.

Eligibility

Employees, officers, directors, consultants and advisers of the Company and its subsidiaries are eligible to be granted Awards under the Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Code may only be granted to employees of the Company and its subsidiaries. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan may not exceed 10,000,000 in any fiscal year, subject to certain adjustments. Awards are made to eligible individuals at the discretion of the Administrator and therefore, the Company can not determine who will receive a future grant at this time.

Exercise Price

The Administrator shall establish the exercise price of options (or determine the method by which the exercise price shall be determined) at the time each option is granted, provided, however, that the exercise price for an option will not be less than 100% (110% for an incentive stock option granted to an employee who is also a 10% or more stockholder) of the fair market value of the Common Stock on the date of grant. The exercise price, if applicable, of other stock-based Awards shall be set by the Administrator. An option may not be amended subsequent to its issuance to reduce the exercise price unless such amendment is approved by the Company’s stockholders.

Exercise of Options

The Administrator shall establish vesting dates for options based on the passage of time, the satisfaction of performance criteria or other conditions deemed appropriate by the Administrator; provided, however, that options may be fully vested on grant and alternative vesting may be established by the Administrator in the agreement evidencing an option upon such person’s disability, death, retirement, cessation of status as a Participant, on a change of control or in certain other circumstances. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company at its principal office address or to such transfer agent as the Company shall designate together with payment in full for the number of shares for which the option is being exercised. The Administrator has the right to accelerate the date of exercise of any installment of any option despite the fact that such acceleration may disqualify all or part of any option as an incentive stock option or cause the application of Sections 280G or 4999 of the Code.

Types of Awards

Awards under the Plan may be in the form of incentive stock options (“ISOs”), nonstatutory stock options, restricted stock, restricted stock units, and any other equity-based interests as the Administrator shall determine, or any combination thereof.

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Stock Options

Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. As detailed above, the exercise price for options will be not less than 100% (110% for an incentive stock option granted to an employee who is also a 10% or more stockholder) of the fair market value of the Company’s Common Stock on the date of grant. Granted options that are intended to be ISOs shall not constitute ISOs to the extent that such options, in the aggregate, become exercisable for the first time by such person in any calendar year for shares of Common Stock with an aggregate fair market value of more than $100,000 (determined on the date such option is granted). To the extent that any such ISO exceeds the $100,000 limitation (or such other limit as may be provided by the Code), such options shall be nonstatutory options. No ISO will be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and regulations issued thereunder. The Administrator will determine the duration of any option, but options shall expire no later than seven (7) years (five (5) years in the case of an incentive stock option granted to an employee who is also a 10% or more stockholder) after the date of grant. No stock options can be granted under the Plan after the ten-year anniversary of the date on which the Plan is approved by the stockholders of the Company, but options granted before that date may be exercised thereafter.

Payment for the exercise of options under the Plan may be made by one or any combination of the following forms of payment:

1.	by cash or by check payable to the order of the Company;

2.	at the discretion of the Administrator through delivery of shares of Common Stock having fair market value equal as of the date of exercise to the cash exercise price of the option, provided, however, that such shares were not acquired in the prior six months; or

3.	at the discretion of the Administrator, by delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the optionee’s broker or selling agent to pay that amount to the Company.

Restricted Stock, Restricted Stock Units and Other Awards

The Plan provides the flexibility to grant other forms of Awards based upon the Common Stock, having the terms and conditions established at the time of grant by the Administrator and as evidenced by an agreement in form to be determined by the Administrator. Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions (based on passage of time, performance criteria or other conditions set by the Administrator). A Participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Administrator. Restricted stock units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions (based on passage of time, performance criteria or other conditions set by the Administrator). Prior to settlement, an Award of restricted stock units, unlike restricted stock, carries no voting, dividend rights or other rights associated with stock ownership. The Administrator has the right to grant other Awards based upon the Common Stock and having such terms and conditions as shall be determined at the time of grant. All of the 50,000,000 shares being approved for issuance under the Plan may be granted as Awards of options, restricted stock, restricted stock units or other non-stock option Awards. The Plan also provides that 50% of restricted stock, restricted stock units or other non-stock option Awards shall have vesting of at least one year, except that such vesting may be accelerated upon a participant’s disability, death, retirement, cessation of status as a Participant, on a change of control or in certain other circumstances.

Transferability

Except as the Administrator may otherwise determine or provide in an Award, Awards may be transferred only by will or by the laws of descent and distribution and shall, during the life of the Participant, be exercisable only by the Participant; provided, however, that nonstatutory stock options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle under which the trust is bound by all provisions of the option which are applicable to the Participant.

Adjustment

In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the following shall be equitably adjusted:

the number and class of securities available for Awards under the Plan and the per-Participant share limit;

the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Award;

the repurchase price per security subject to repurchase; and

the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

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Treatment upon Acquisition

Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition of the Company (as defined in the Plan), either (i) appropriate provision is to be made for the continuation and the assumption by the surviving or acquiring entity of all Awards, (ii) the Administrator may provide that one or more Awards granted under the Plan must be exercised by a certain date after which period the Awards if unexercised shall terminate, or (iii) any such Awards shall be terminated in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the Award over the exercise price thereof. The Administrator may also determine that any Award may accelerate in full upon the occurrence of an Acquisition.

Effect of Termination, Disability, Death, Retirement or Cessation of Status

The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code.

Amendment of Awards

The Administrator may amend, modify or terminate any outstanding Award, provided, however, that except as relates to an Acquisition of the Company or certain adjustments identified in the Plan, the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and provided, further, that previously issued options may not be amended without stockholder approval to reduce the price at which such previously issued options are exercisable or to extend the period of time for which such previously issued option shall be exercisable beyond seven (7) years.

Termination of Plan; Amendments

Awards may be granted under the Plan at any time prior to the ten-year anniversary of the date on which the Plan is approved by the stockholders of the Company, but Awards previously granted may extend beyond that date. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that any material amendment to the Plan will not be effective unless approved by the Company’s stockholders.

Federal Income Tax Consequences

The following discussion is a general summary of the principal U.S. federal income tax consequences relating to Awards granted under the Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed above, so each Participant should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of stock acquired as a result of an Award. This information is not a definitive explanation of the tax consequences of such Awards, nor is this summary intended to be exhaustive as it, among other things, does not describe state, local or foreign income tax or other tax consequences.

Incentive Stock Options

The following general rules are applicable under current United States federal income tax law to incentive stock options (“ISOs”) granted under the Plan.

1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4. In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company generally should be entitled to a corresponding deduction for federal income tax purposes, subject to any deduction limitations under Sections 162(m) or 280G of the Code.

5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain to the optionee and will not be deductible by the Company.

6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

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7. An optionee may be entitled to exercise an ISO by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price. If an optionee exercises an ISO in such fashion, special rules will apply.

8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income” reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Nonstatutory Stock Options The following general rules are applicable under current federal income tax law to options that do not qualify as ISOs (“Nonstatutory Stock Options”) granted under the Plan:

1. The optionee generally does not realize any taxable income upon the grant of a Nonstatutory Stock Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary income at the time of exercise of a Nonstatutory Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3. When the optionee sells the shares acquired pursuant to a Nonstatutory Stock Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income, subject to any deduction limitations under Sections 162(m) or 280G of the Code.

5. An optionee may be entitled to exercise a Nonstatutory Stock Option by delivering shares of the Company’s Common Stock to the Company in payment of the exercise price. If an optionee exercises a Nonstatutory Stock Option in such fashion, special rules will apply.

6. Special rules apply if a Nonstatutory Stock Option has an exercise price less than the fair market value of the shares on the date of grant, or if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases

The following general rules are applicable under current federal income tax law to awards of restricted stock and restricted stock units:

1. A Participant will generally not recognize taxable income upon the grant of restricted stock unless the Participant elects to be taxed at that time. Instead a Participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the Participant of a restricted stock Award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

2. A Participant generally will not recognize taxable income upon the grant of a restricted stock unit. Instead the Participant generally will recognize ordinary income at the time the Participant receives Common Sock in satisfaction of the restricted stock unit in an amount equal to the fair market value of the shares of Common Stock received less the amount, if any, paid for the shares.

3. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income and equal to such amount of ordinary income taxable to the Participant. When such Common Stock underlying an Award is sold, the Participant generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as ordinary income) and generally will be characterized as long- term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

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Eligibility Under Section 162(m)

In general, under Section 162(m) of the Code, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers in any single year. This deduction limitation, however, does not apply to compensation that constitutes “qualified performance- based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The regulations under Section 162(m) of the Code contain a “safe harbor” that treats stock options granted at fair market value as qualified performance-based compensation (assuming certain other requirements are satisfied including (i) stockholder approval of the material terms of the plan, (ii) setting limits on the number of awards that any individual may receive, and (iii) for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid). A favorable vote for the Plan may allow the Company to continue to deduct certain executive compensation in excess of $1,000,000 and provide the Company with potentially significant future tax benefits and associated cash flows.

Section 280G

Under certain circumstances, the accelerated vesting or exercise of options or other share Awards in connection with a change of control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent that any such event is considered to have occurred under the Plan, the Participant would be subject to a 20% excise tax, and the Company would lose the ability to deduct the excess parachute payment.

PROPOSAL IV

TO VOTE ON A NONBINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity at the 2013 Annual Meeting to vote on the following non-binding and advisory resolution, commonly known as “Say-on-Pay”:

RESOLVED, that the shareholders of the Company approve, in a non-binding, advisory vote, the Company’s executive compensation as disclosed in the Company’s proxy statement under the heading “Information About Executive Officers.”

The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program. The Compensation Committee has implemented an executive compensation program that rewards performance and is designed to attract, retain and motivate the key individuals who are most capable of contributing to the Company’s success and building long-term value for its stockholders. The Company believes that its executive compensation program, which emphasizes equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders. The Compensation Committee retains discretion as to equity awards to ensure the goals of the overall program are met and recognizes the need to retain our key individuals through equity awards especially when it is not always possible to pay cash salaries. The Company believes that the compensation program is strongly aligned with the long-term interests of shareholders.

We structure our executive compensation to retain our key individuals and reflect individual responsibilities and contributions, while providing incentives to achieve overall business and financial objectives. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to this philosophy. The Compensation Committee is responsible for designing an executive compensation program that is focused on retention of key individuals and rewards the achievement of financial and non-financial goals through a combination of cash, when available, and stock-based compensation. This bifurcation between financial and non-financial objectives and between cash and stock-based compensation provides a structure in which executives are rewarded for achieving results that the Compensation Committee believes will enhance stockholder value.  The Compensation Committee believes that stockholder interests are best served by compensating employees at industry competitive rates, enabling us to attract and retain the best available talent and recognize superior performance while providing incentives to achieve overall business and financial objectives. By doing so, the Compensation Committee believes that our ability to achieve financial and non-financial goals is enhanced.

The Board urges stockholders to read the “Information About Executive Officers” section of this proxy statement, which describes in more detail the compensation that has been issued to our executive officers, and which includes the Summary Compensation Table and other related compensation tables and narrative, of this proxy statement. The Compensation Committee and the Board believe that the policies and procedures of its executive compensation program are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

  While the vote is advisory and thus not binding on the Company, the Board and the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for the approval of Proposal IV.

The Board of Directors unanimously recommends a vote “FOR” the nonbinding advisory resolution approving the Company’s executive compensation.

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PROPOSAL V

TO VOTE ON A NONBINDING ADVISORY RESOLUTION ESTABLISHING THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in Proposal IV above, the Company’s stockholders are being provided the opportunity to cast an advisory vote on the Company’s executive compensation. The advisory vote on executive compensation described in Proposal IV above is referred to as a “Say-on-Pay vote.” This Proposal V provides stockholders with the opportunity at the Annual Meeting to cast an advisory vote on how often the Company should include a Say-on-Pay vote in its proxy materials for future annual shareholder meetings (or special shareholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal V, stockholders vote on the following advisory resolution, commonly known as “Say-on-Frequency”:

RESOLVED, that the stockholders of the Company approve, in a non-binding, advisory vote, that the frequency with which the stockholders of the Company shall have an advisory vote on the Company’s executive compensation set forth in the Company’s proxy statement is:

Choice 1 – Every year;

Choice 2 – Every two years;

Choice 3 – Every three years; or

Choice 4 – Abstain.

The Board believes that Say-on-Pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation program and that an annual vote provides a regular, consistent means for the Company’s shareholders to provide feedback to the Board regarding the Company’s efforts to structure executive compensation programs that are strongly aligned with the long-term interests of shareholders.

While the vote is advisory and not binding on the Company, the Board and the Compensation Committee will consider the outcome of the vote when considering how frequently to hold “Say-on-Pay” advisory votes in the future.  The Company will report the results of the vote in a Form 8-K following the annual meeting.  In addition, the Company will disclose in a Form 8-K to be filed no later than 150 days subsequent to the date of the annual meeting, the decision by the Company as to the frequency of stockholder votes on executive compensation in light of the results of this advisory vote.

The Board of Directors recommends a vote “FOR” having the advisory vote to approve the Company’s executive compensation EVERY YEAR (as opposed to every two years or every three years).

PROPOSAL VI

TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM, ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP

Rosen Seymour Shapss Martin & Company LLP (“ RSSM ”) currently serves as the Company’s independent registered public accounting firm. The Board of Directors is seeking ratification of the Audit Committee’s appointment of RSSM to continue to serve as the registered public accounting firm and as auditors of the Company’s consolidated financial statements for the fiscal year ending December 31, 2013.

Independent Registered Public Accounting Firm for the Fiscal Year 2013

The Audit Committee of the Board of Directors has appointed the firm of RSSM to serve as the registered public accounting firm and as auditors of the Company’s consolidated financial statements for the fiscal year ending December 31, 2013.

A representative of RSSM is expected to be available at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

The Board of Directors has put the ratification of the appointment of RSSM before the stockholders because the Board believes that seeking stockholder ratification of the appointment of the independent registered public accounting firm is good corporate practice. If the appointment of RSSM is not ratified, the Audit Committee will first review the basis for the stockholder vote and the Company’s relationship with RSSM and will then take such action as it deems necessary. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Approval of Proposal VI requires the affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” the proposal to ratify the appointment of the Company’s independent registered public accounting firm, Rosen Seymour Shapss Martin & Company LLP.

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Principal Accountant Fees and Services

Fees for Services

The following table sets forth the aggregate fees accrued or paid for services provided by RSSM, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2011 and 2012.

	2011	2012
Audit Fees	$146,864	$153,000
Audit-related Fees	46,093	2,296
Tax Fees	-	-
All Other Fees	-	-
Total:	$192,957	$155,296

Audit Fees. These are aggregate fees billed for professional services rendered by RSSM for the fiscal years ended December 31, 2011 and 2012 for (a) the annual audit of the Company’s financial statements for each such fiscal year included in the Company’s Annual Report on Form 10-K, (b) reviews of the quarterly financial information included in the Company’s Quarterly Reports on Form 10-Q for each such fiscal year, and (c) reviews of SEC filings.

Audit-related Fees. These are aggregate fees charged for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and/or the Company’s internal control over financial reporting, are generally performed by the Auditor and are not reported as audit fees. These services also include permissible internal control-related services and due diligence pertaining to potential business acquisitions/dispositions, and consultations regarding the implementation of new accounting requirements.

Tax Fees. These are aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. These are aggregate fees for products and services other than those services previously reported.

The Audit Committee of the Board of Directors has determined that the provision of the services as set out above is compatible with maintaining RSSM’s independence.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit, audit-related, tax and other non-audit services that may be provided by RSSM, the independent registered public accounting firm, and the related budgets for such services. The policy identifies the principles that must be considered by the Audit Committee in approving these services to ensure that RSSM’s independence is not impaired; describes the audit and audit-related, tax and other services that may be provided; and sets forth pre-approval requirements for all permitted services. Since the formation of the Audit Committee in January 2011, Audit Committee pre-approval has been sought for the provision of all services by RSSM.

OTHER MATTERS

Expenses and Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, certain of the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, e-mail and personal interviews. Brokers, custodians and fiduciaries will be requested to forward the Notice and Proxy Materials to the owners of Common Stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket costs. The Company may also engage a proxy solicitator to assist in the solicitation of proxies from stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and holders of more than 10% of its Common Stock (collectively, “ Reporting Persons ”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Reporting Persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2012, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2012, except that certain Forms 4 were filed late.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Notice and the Proxy Materials are available at www.proxyvote.com .

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WORLD SURVEILLANCE GROUP INC.

Annual Meeting of Stockholders to be held on July 30, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Glenn D. Estrella and Barbara M. Johnson and each of them, with full power of substitution, as proxies and attorney’s-in-fact to represent and vote all shares of Common Stock of World Surveillance Group Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on July 30, 2013, at 10:00 a.m. local time, at the Radisson Resort at the Port, located at 8701 Astronaut Boulevard, Cape Canaveral, Florida 32920, and at all adjournments thereof, upon matters set forth in the Notice of 2013 Annual Meeting of Stockholders To Be Held on July 30, 2013 and the Proxy Statement dated June 11, 2013, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN AS CLASS III DIRECTORS, FOR THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE 2013 EQUITY COMPENSATION INCENTIVE PLAN, FOR THE VOTE ON EXECUTIVE COMPENSATION, FOR THE VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EACH YEAR, AND FOR THE RATIFICATION OF THE APPOINTMENT OF WSGI’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Change/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

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WORLD SURVEILLANCE GROUP INC.
51 MERCEDES WAY

EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to World Surveillance Group Inc. Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

WORLD SURVEILLANCE GROUP INC.

Election of Directors

The Company’s Board of Directors recommends that you vote FOR the two nominees to be Class III Directors:

1. To elect two (2) Class III Directors to serve for three-year terms.

For All	Withhold All	For All Except:

☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:
(01) Glenn D. Estrella

(02) Anita S. Hulo

The Company’s Board of Directors recommends that you vote FOR Proposals 2, 3 and 4:		For	Against	Abstain

2. To approve the Amended and Restated Certificate of Incorporation of the Company which increases the authorized common stock of the Company from 750,000,000 to 1,000,000,000 shares		☐	☐	☐

		For	Against	Abstain

3. To approve the 2013 Equity Compensation Incentive Plan		☐	☐	☐

		For	Against	Abstain

4. To adopt, on a non-binding and advisory basis, a resolution approving the Company’s executive compensation		☐	☐	☐

The Company’s Board of Directors recommends that you vote FOR 1 year:	1 yr	2 yr	3 yr	Abstain

5. To adopt, on a non-binding and advisory basis, a resolution establishing the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

The Company’s Board of Directors recommends that you vote FOR Proposal 6:		For	Against	Abstain

6. To ratify the appointment of the Company’s independent registered public accounting firm, Rosen Seymour Shapss Martin & Company LLP		☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

NOTE: Please sign exactly as name(s) appear(s) below. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated.              ☐

32

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.

	Yes	No

	☐	☐

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

HOUSEHOLDING ELECTION – Please indicate if you consent to receive future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

33

Annex A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WORLD SURVEILLANCE GROUP INC.

WORLD SURVEILLANCE GROUP INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

1.       The name of the Corporation is World Surveillance Group Inc.

2.       The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 25, 2002 under the name "GlobeTel Communications Corp."

3.       The Amended and Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4.       Pursuant to Section 245 of the General Corporation Law, this Amended and Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

5.       The text of the Corporation's Amended and Restated Certificate of Incorporation as so adopted is set forth as Exhibit A attached hereto and is incorporated herein by reference.

IN WITNESS WHEREOF, World Surveillance Group Inc. has caused this Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this 30th day of July, 2013.

WORLD SURVEILLANCE GROUP INC.

By:
President and Chief Executive Officer

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WORLD SURVEILLANCE GROUP INC.

* * * * * * * *

FIRST.         The name of the Corporation is World Surveillance Group Inc. (hereinafter the “Corporation”).

SECOND.         The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD.         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, as the same exists or may hereafter be amended.

FOURTH.         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,010,000,000, of which (i) 1,000,000,000 shares shall be Common Stock, par value $0.00001 per share ("Common Stock"); and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

The following is a statement of the designations, preferences, voting powers, qualifications, special or relative rights and privileges of the authorized capital stock of the Corporation.

I.	PREFERRED STOCK

The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation shall have authority to the fullest extent permitted under the Delaware General Corporation Law to adopt by resolution from time to time one or more certificates of designation providing for the designation of one or more classes or series of Preferred Stock and the voting powers, whether full, limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof, and to fix, alter or reduce the number of shares comprising any such class or series, subject to any requirements of the Delaware General Corporation Law and this certificate of incorporation, as amended from time to time.

The authority of the Board of Directors with respect to each such class or series shall include, without limiting the generality of the foregoing, the right to determine and fix the following preferences and powers, which may vary as between different classes or series of Preferred Stock:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, by the action of at least a majority of the members of the Board of Directors then in office acting in accordance with this certificate of incorporation, or any certificate of designation with respect to any Preferred Stock, may deem advisable and are not inconsistent with law, the provisions of this certificate of incorporation or the provisions of any such certificate of designation.

II.     COMMON STOCK

1.       Priority.       All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions of the Common Stock are expressly made subject to and subordinate to those that may be fixed with respect to the Preferred Stock.

2.       Voting Rights.       Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock). Except as otherwise provided by this Certificate of Incorporation or by law, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters as to which the Common Stock is entitled to vote.

3.       Dividends.       Subject to provisions of law, this certificate of incorporation and the rights of any Preferred Stock, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefore at such times and in such amounts as the Board of Directors may determine in their sole discretion.

4.       Liquidation.       Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provision for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably in the remaining assets of the Corporation available for distribution.

FIFTH. The Corporation is to have perpetual existence.

SIXTH.

1.       Business of Corporation.       The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such and things as may be exercised or done by the Corporation.

2.       By-Laws.       In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board of Directors of the Corporation is expressly authorized to adopt, amend, alter or repeal the By-Laws of the Corporation without the assent or vote of the stockholders, in any manner not inconsistent with the General Corporation Law or this Amended and Restated Certificate of Incorporation. No By-Law hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such By-Law had not been adopted, amended, altered or repealed.

SEVENTH.       Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide. Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the By-Laws of the Corporation. The books of the Corporation may be kept (subject to any provisions contained in the statutes) at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

EIGHTH.       The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

NINTH. The Corporation shall, to the fullest extent legally permissible under the provisions of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify and hold harmless any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she was a director, officer, employee or agent of the Corporation, or was serving or served at any other corporation, partnership, joint venture, trust or other enterprise as a director, officer, employee or agent of the Corporation at the direction of the Corporation, from and against all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any such action, suit, or other proceeding in which he or she may be involved or with which he or she may be threatened, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement or resolution adopted by the stockholders entitled to vote thereon after notice. Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director, officer, employee or agent of the Corporation existing at the time of such amendment, modification or repeal.

TENTH.       The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

ELEVENTH.       If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, then, to the fullest extent permitted by applicable law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

ANNEX B

WORLD SURVEILLANCE GROUP INC.

2013 EQUITY COMPENSATION INCENTIVE PLAN

1.	Purpose and Eligibility

The purpose of this 2013 Equity Compensation Incentive Plan (the “Plan”) of World Surveillance Group Inc. (the “Company”) is to provide equity ownership opportunities in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10(a).

2.	Administration

a.            Administration. The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”) composed solely of members of the Board that are “independent,” as defined pursuant to Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and as prescribed under the rules of either a national securities exchange or Nasdaq (as defined in Section 10), depending on where the Common Stock is then traded, is formed to, among other things, administer this Plan; provided, however, that at any time and on any one or more occasions the Board of Directors of the Company (the “Board”) may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authority hereunder. The Committee or the Board (each referred to herein as the “Administrator”), in its sole discretion, shall have the authority to grant Awards, to adopt, amend and repeal rules relating to the Plan, to interpret and correct the provisions of the Plan and any Award, and, subject to the limitations of the Plan, to modify and amend any Award. All decisions by the Administrator shall be final and binding on all interested persons. Neither the Company nor any member of the Administrator shall be liable for any action or determination relating to the Plan.

b.            Delegation to Executive Officers. To the extent permitted by applicable law, the Administrator may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Administrator may determine; provided, however, that the Administrator shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officer or officers. The Administrator may, by a resolution adopted by the Administrator, authorize one or more executive officers of the Company to do one or both of the following: (i) designate employees of the Company or of any of its Subsidiaries to be recipients of Awards and (ii) determine the number, type and terms of such Awards to be received by such employees, subject to the limitations of the Plan; provided, however, that, in each case, the resolution so authorizing such officer or officers shall specify the maximum number and type of Awards such officer or officers may so award. The Administrator may not authorize an officer to designate himself or herself as a recipient of any such Awards or to grant Awards to other executive officers of the Company.

3.	Stock Available for Awards

a.            Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares (the “Authorized Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), which may be issued pursuant to the Plan shall be 50,000,000 shares of Common Stock. If any Award expires, is terminated, surrendered, forfeited, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares.

b.            Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted stock-based Awards during any one fiscal year to purchase more than 10,000,000 shares of Common Stock.

c.            Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding stock-based Award, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 8(f)(i) applies for any event, this Section 3(c) shall not be applicable.

d.            Fractional Shares. No fractional shares shall be issued under the Plan and the Participant shall, at the Administrator’s discretion, receive either cash in lieu of such fractional shares or no share for each fractional share.

4.	Stock Options

a.            General.   The Administrator may grant options to purchase Common Stock (each, an “Option”) and determine the terms and conditions of each Option, including, but not limited to (i) the number of shares subject to such Option or a formula for determining such, (ii) subject to Section 4(e) hereof, the exercise price of the Options and the means of payment for the shares, (iii) the Performance Criteria (as defined in Section 8(d)), if any, and level of achievement of such Performance Criteria that shall determine the number of shares or Options granted, issued, retainable and/or vested, (iv) the terms and conditions of the grant, issuance and/or forfeiture of the shares or Options, and (v) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan.

b.            Incentive Stock Options.   An Option that the Administrator intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Administrator and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.

c.            Nonstatutory Stock Options.   An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

d.            Dollar Limitation.   For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined in Section 10 and determined as of the respective date or dates of grant) of more than $100,000 (or such other limit as may be provided by the Code). To the extent that any such Incentive Stock Options exceed the $100,000 limitation (or such other limit as may be provided by the Code), such Options shall be Nonstatutory Stock Options.

e.            Exercise Price.   The Administrator shall establish the exercise price (or determine the method by which the exercise price shall be established) at the time each Option is granted and specify the exercise price in the applicable Option agreement; provided, however, that the exercise price per share specified in the agreement relating to each Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply. Subject to Section 3(c), an Option may not be amended subsequent to its issuance to reduce the price at which it is exercisable unless such amendment is approved by the Company’s shareholders.

f.            Duration of Options.   Each Option shall be exercisable at such times and subject to such terms, conditions and expiration as the Administrator may specify in the applicable Option agreement; provided, however, that no Option shall be exercisable for a period of time greater than seven (7) years from the date of grant of such Option; provided, further, however, that Incentive Stock Options granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall be exercisable for a maximum of five (5) years from the date of grant of such Option (or such other limit as may be provided by the Code). For purposes of determining stock ownership under this subsection, the rules of Section 424(d) of the Code shall apply.

g.            Vesting of Options.   Subject to Sections 8(f), 8(i) and 8(k), at the time of the grant of an Option, the Administrator shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Options; provided, however, that an Option may be fully vested on the date of grant if so determined by the Administrator. The Administrator may establish vesting dates based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Administrator.

h.            Exercise of Option.   Options may be exercised only by delivery to the Company at its principal office address or to such transfer agent as the Company shall designate of a written notice of exercise specifying the number of shares as to which such Option is being exercised, signed by the proper person, together with payment in full as specified in Section 4(i) for the number of shares for which the Option is exercised.

i.            Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i)           in United States dollars in cash or by check payable to order of the Company;

(ii)          at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, provided, however, that such shares were not acquired by the Participant in the prior six months;

(iii)         at the discretion of the Administrator and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Participant’s direction at the time of exercise; or

(iv)	at the discretion of the Administrator, by any combination of (i), (ii), or (iii) above.

If the Administrator exercises its discretion to permit payment of the exercise price of an Incentive Stock Option by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing in the instrument evidencing the Award of the Incentive Stock Option.

j.            Notice to Company of Disqualifying Disposition. By accepting an Incentive Stock Option granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a disqualifying disposition of any stock acquired pursuant to the exercise of the Incentive Stock Options. A “disqualifying disposition” is generally any disposition occurring on or before the later of (a) the date two years following the date the Incentive Stock Option was granted or (b) the date one year following the date the Incentive Stock Option was exercised.

k.            Issuances of Securities. Except as provided in Section 3(c) or as otherwise expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

5.	Restricted Stock

a.            Grants.   The Administrator may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash, a check or other sufficient legal consideration in an amount at least equal to the par value of the shares purchased, (ii) the right of the Company to repurchase or reacquire all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Administrator in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award (each, a “Restricted Stock Award ”), and (iii) Section 5(b).

b.            Terms and Conditions.   A Participant that is the holder of a Restricted Stock Award, whether vested or unvested, shall be entitled to enjoy all shareholder rights with respect to the shares of Common Stock underlying such Restricted Stock Award, including the right to receive dividends and vote such shares. Subject to Section 5(c), the Administrator shall determine all terms and conditions of any such Restricted Stock Award, including, but not limited to (i) the number of shares subject to such Restricted Stock Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan. At the Administrator’s election, shares of Common Stock issued in respect of a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapses, or (ii) evidenced by a stock certificate that may bear a legend indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant. All certificates registered in the name of the Participant shall, unless otherwise determined by the Administrator, be deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

c.            Vesting of Restricted Stock.   Subject to Section 8(f) and Section 8(i), at the time of the grant of a Restricted Stock Award, the Administrator shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Award, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Administrator; provided, however, that all Restricted Stock Awards, other than Awards granted under Section 8(k), shall vest in one or more installments over a period of no less than one (1) year.

6.	Restricted Stock Unit

a.            Grants. The Administrator may grant Awards entitling recipients to acquire shares of Common Stock in the future, with the future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more specified conditions (each, a “Restricted Stock Unit”).

b.            Terms and Conditions. Subject to Section 6(c), the Administrator shall determine all terms and conditions of any such Restricted Stock Unit, including, but not limited to (i) the number of shares subject to such Restricted Stock Unit or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan. A Participant shall not be entitled to any shareholder rights with respect to any Restricted Stock Unit, and may not vote the shares represented by a Restricted Stock Unit or, subject to Section 3(c), receive dividends with respect to the shares represented by the Restricted Stock Unit. A Restricted Stock Unit may be settled in cash or Common Stock, as determined by the Administrator, with the amount of the cash payment based on the Fair Market Value of the shares of Common Stock at the time of vesting. Any such settlements may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

c.            Vesting of Restricted Stock Unit. Subject to Section 8(f) and Section 8(i), at the time of the grant of a Restricted Stock Unit, the Administrator shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Unit, which vesting dates may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Administrator; provided, however, that all Awards of Restricted Stock Units, other than Awards granted under Section 8(k), shall vest in one or more installments over a period of no less than one (1) year.

7.	Other Stock-Based Awards

The Administrator shall have the right to grant other Awards based upon the Common Stock and having such terms and conditions as the Administrator may determine, including, without limitation, the grant of shares based upon certain conditions, past services and/or Performance Criteria, the grant of securities convertible into Common Stock and the grant of stock units. The Administrator shall determine the terms and conditions of any such Awards, including, but not limited to (i) the number of shares subject to such Award or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the Performance Criteria, if any, and level of achievement of such Performance Criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares or Award, and (v) such further terms and conditions as may be determined from time to time by the Administrator, in each case not inconsistent with this Plan. Subject to Section 8(f) and Section 8(i), at the time of the grant of an Award under this Section 7, the Administrator shall establish a vesting date or vesting dates with respect to such Award, which vesting date may be based upon the passage of time and/or the satisfaction of Performance Criteria or other conditions as deemed appropriate by the Administrator; provided, however, that all Full Value Awards granted under this Section 8, other than Full Value Awards granted under Section 8(k) herein, shall vest in one or more installments over a period of no less than one (1) year.

8.	General Provisions Applicable to Awards

a.            Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant, provided, however, that Nonstatutory Stock Options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees of such an Option.

b.            Documentation. Each Award granted under the Plan shall be evidenced by a written Award agreement in such form as the Administrator shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Administrator shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain, or refer to, such provisions relating to exercise and other matters as are required of “incentive stock options” under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company’s normal process for communicating electronically with its employees. As a condition to receiving an Award, the Administrator may require the Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Administrator may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

c.            Administrator Discretion. The terms of each type of Award need not be identical, and the Administrator need not treat Participants uniformly.

d.            Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a division, business unit or Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: cash flow; earnings per share; earnings before interest, taxes and amortization; return on equity; total shareholder return; share price performance; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; market segment share; product release schedules; new product innovation; product cost reduction; brand recognition/acceptance; product ship targets; process improvement results; verification of business strategy and/or business plan; improvement of strategic position; adaptation to changes in the marketplace or environment; customer satisfaction; or such other criteria as may be determined by the Administrator. If the Award so provides, the Administrator may appropriately evaluate achievement against Performance Criteria to take into account any of the following events that occurs during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax law; accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs and any extraordinary non-recurring charges or other events. The Administrator may prescribe the foregoing criteria either individually or in combination. The Administrator’s determination of the achievement of any Performance Criteria shall be conclusive.

e.            Termination of Status. Except as otherwise specified herein, the Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award under such circumstances, subject to applicable law and the provisions of the Code.

f.            Acquisition or Liquidation of the Company.

(i)            Consequences of an Acquisition. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or its ultimate parent, or in the event of a sale of all or substantially all of the Company’s assets (each, an “Acquisition”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Administrator”), shall, as to outstanding Awards, either (A) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (1) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (2) shares of stock of the surviving or successor corporation, or (3) such other securities as the Administrator or the Successor Administrator deems appropriate, the Fair Market Value of which shall not materially exceed the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (B) upon written notice to the Participants, provide that all Awards must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (C) terminate all Awards in exchange for a cash payment equal to the excess, if any, of the Fair Market Value of the shares subject to such Awards (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof, if any; or (D) in the case of Awards that may be settled in whole or in part in cash, provide for equitable treatment of such Awards.

(ii)            Substitution of Awards Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

(iii)           Liquidation or Dissolution. In the event of the proposed liquidation or dissolution of the Company, each Award, to the extent not then exercised or vested, will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Administrator.

(iv)           Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment, of any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax withholding obligation. The Administrator may allow Participants to satisfy such tax withholding obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g.            Amendment of Awards. The Administrator may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, the vesting provisions (subject to the minimum vesting requirements set forth herein), Performance Criteria, or level of achievement of Performance Criteria, and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided, however, that, except as otherwise provided in Section 8(f)(i), the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant; provided, further, however, that subject to Section 3(c), an Option may not be amended subsequent to its issuance either to reduce the price at which such previously issued Option is exercisable or to extend the period of time for which such previously-issued Option shall be exercisable beyond seven (7) years unless such amendment is approved by the Company’s shareholders. Furthermore, no Option shall be canceled and replaced with Options having a lower exercise price unless such cancellation and exchange is approved by the Company’s shareholders.

h.            Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations, and (iv) the Participant has paid to the Company, or made provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with the Award.

i.            Acceleration. The Administrator may at any time provide (i) that any Option shall become immediately exercisable in full or in part, (ii) that Awards that may be settled in whole or in part in cash may become immediately exercisable in full or in part, and (iii) in connection with the disability, death, or retirement of, or cessation of status as, a Participant or in connection with an event contemplated by Section 8(f)(i), (A) that any Restricted Stock Award or Restricted Stock Unit shall become exercisable in full or in part or shall be free of some or all restrictions or the risk of forfeiture or (B) that any other Full Value Award shall become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be. The Administrator may take the actions contemplated by the preceding sentence despite the fact that such actions may (x) cause the application of Sections 280G and 4999 of the Code if an event contemplated by Section 8(f)(i) occurs, or (y) disqualify all or part of an Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to Section 8(f)(i), the Administrator may provide, as a condition of accelerated exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the election of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted Common Stock or other consideration being not less favorable to the Participant than the timing and other terms of the superseded vesting schedule of the related Option.

j.            Option Award Exchange. The Administrator may, from time to time, upon obtaining shareholder approval therefore, undertake an exchange program under which employees deemed eligible by the Administrator may elect to surrender for cancellation then existing Awards under the Plan or outstanding, unexercised options previously granted under the Company’s 2004 Employee Stock Option Plan that have, at the time, an exercise price at or above a level determined by the Board of Directors or the Administrator in exchange for cash and/or another Award under the Plan, the form of such consideration to be determined by the Administrator.

k.            Exception to Minimum Vesting Periods. The Administrator may grant up to 50% of the maximum, aggregate shares of Common Stock authorized for issuance hereunder in the form of Restricted Stock Awards, Restricted Stock Units and other Awards based upon Common Stock that do not comply with the minimum vesting periods set forth in Sections 5(c), 6(c) and 7.

l.            Compliance with Section 409A. Any other provision of the Plan or any Award to the contrary notwithstanding, the Plan and every Award hereunder shall be construed, administered and enforced as necessary to comply with applicable requirements of Section 409A of the Code and the Treasury and IRS rulings and regulations issued thereunder, so that no Participant shall (without such Participant’s express written consent) incur any of the additional tax or interest liabilities of Section 409A(a)(B) of the Code with respect to any Award. The Plan and each Award are hereby modified and limited as necessary to comply with applicable requirements of Section 409A.

9.	Foreign Jurisdictions

To the extent that the Administrator determines that the material terms set by the Administrator or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Administrator will have the authority and discretion to modify those terms and provide for such other terms and conditions as the Administrator determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Administrator may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable for such purpose, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Administrator shall also have the authority and discretion to delegate the foregoing powers to officers of the Company.

10.	Miscellaneous

a.	Definitions.

(i)            “Company” for purposes of eligibility under the Plan, shall include World Surveillance Group Inc. and any present or future subsidiary corporations of World Surveillance Group Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of World Surveillance Group Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other entity in which the Company has a direct or indirect significant interest, as determined by the Administrator in its sole discretion.

(ii)            “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)            “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company and who has actually commenced employment with the Company, whether full or part-time status.

(iv)            “Fair Market Value” of the Company’s Common Stock on any date means (i) the closing price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market (collectively, “Nasdaq”), if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported on the Nasdaq; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length; provided, however, that, in all events the Fair Market Value shall represent the Administrator’s good faith determination of the fair market value of the Common Stock. The Administrator’s determination shall be conclusive as to the Fair Market Value of the Common Stock.

(v)            “Full Value Awards” means Restricted Stock, Restricted Stock Units and Awards other than (a) Options or (b) other stock-based Awards for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

b.            Legal Consideration for Issuance of Shares. Unless otherwise determined by the Administrator, in the case of Awards of Restricted Stock, Restricted Stock Units, or Awards that are settled in whole or in part with shares of Common Stock, to the extent such Awards do not otherwise require the payment by the Participant of cash consideration that exceeds the par value of the shares of Common Stock received in connection therewith, the services rendered or to be rendered by the Participant shall satisfy the legal requirement of payment of par value for such shares of Common Stock.

c.            No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

d.            No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

e.            Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the shareholders of the Company (the “Effective Date”). No Awards shall be granted under the Plan after the completion of ten (10) years from the Effective Date, but Awards previously granted may extend beyond that date.

f.            Amendment of Plan. The Administrator may amend this Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (i) other than pursuant to Section 3(c), materially increase either the aggregate number of shares of Common Stock available for issuance under the Plan or the maximum number of shares of Common Stock issuable in one fiscal year to a Participant; (ii) expand or limit the class of persons eligible to receive Awards or otherwise participate in the Plan; (iii) subject to Section 3(c), reduce the price at which a previously-issued Option is exercisable or extend the period of time for which a previously-issued Option shall be exercisable beyond seven (7) years; (iv) subject to Section 8(f) and Section 8(i), amend the minimum vesting provisions of Full Value Awards; or (v) require shareholder approval pursuant to the requirements of Nasdaq and/or any other securities exchange on which the Company’s Common Stock is then listed or pursuant to applicable law.

g.            Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, exclusive of reference to rules and principles of conflicts of law.